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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07986

The Alger Institutional Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices)           (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER INSTITUTIONAL FUNDS

ANNUAL REPORT

OCTOBER 31, 2020

Table of Contents

The Alger Institutional Funds

Shareholders’ Letter (Unaudited)	1

Fund Highlights (Unaudited)	11

Portfolio Summary (Unaudited)	19

Schedules of Investments	20

Statements of Assets and Liabilities	36

Statements of Operations	40

Statements of Changes in Net Assets	42

Financial Highlights	46

Notes to Financial Statements	61

Report of Independent Registered Public Accounting Firm	88

Additional Information (Unaudited)	90

Optional Internet Availability of Alger Shareholder Reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up for paperless delivery at www.icsdelivery.com/alger. If you own these shares through a financial intermediary, contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-866-345-5954 or fundreports.com. If you own these shares through a financial intermediary, contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the Alger Fund Complex, or your financial intermediary.

Shareholders’ Letter (Unaudited)	October 31, 2020

Dear Shareholders,

The New Normal Provides Reason for Optimism

As I write this letter, we are experiencing some of the most significant events in our country in many years, with voters preparing to cast ballots for the 46th presidential term in an election that is expected to have more participation than any in our history. At the same time, work to create Covid-19 vaccines is advancing quickly. This past year has been tremendously challenging for us all. The Covid-19 pandemic continues to spread across the U.S. and the world; the economic challenges and losses it has created will haunt many for years to come—even as we hopefully begin to see the end of the pandemic itself as public vaccination programs are expected to ramp up in 2021. During the past 12 months, our healthcare system was challenged by the Covid-19 pandemic while at the same time social justice issues became front and center in America. These issues are daunting and Alger has responded by supporting several causes related to social justice organizations and frontline healthcare workers.

I am proud to say our employees quickly adjusted to a remote work environment and achieved notable and attractive investment performance. As sobering as the past months have been, we remain hopeful for our future, notwithstanding the challenges that lie ahead.

We believe the following points are essential:

•	Investors may want to consider seeking companies that are benefiting from dramatic changes occurring throughout the economy, including innovation, rather than align portfolios based on the outcome of elections.

•	A “New Normal” may continue after the pandemic, which has dramatically accelerated the speed at which digitization and other forms of innovation are occurring in our personal lives and the business world.

•	The rapid transformation occurring across industries, we believe, will continue after the pandemic and potentially create attractive opportunities for well-managed, innovative companies to reward investors by generating strong earnings growth with new products that disrupt entire industries.

A Challenging Time

For the year ended October 31, 2020, the S&P 500 Index generated a 9.71% return. Corporate fundamentals initially supported investor sentiment, and from November 1, 2019 to the middle of February 2020, the S&P 500 Index climbed 12.18%. The spread of the novel coronavirus across the globe, however, caused investor sentiment to plummet and from the February 19 historical market peak to March 23, the S&P 500 Index dropped 33.79% as investors grew increasingly concerned that efforts to slow the growth of the virus, such as stay-at-home orders and economic shutdowns, would trigger a global recession.

Sentiment quickly reversed when the Federal Reserve (the Fed) responded aggressively with two rate cuts totaling 150 basis points, bringing the fed funds target rate to 0.0% - 0.25%. The Fed also unveiled a round of quantitative easing while U.S. legislators began creating programs initially valued at more than $2 trillion to support businesses, increase unemployment benefits and provide one-time payments to certain individuals. Optimism about these stimulus efforts caused equities to reverse course and from late March until early September, the S&P 500 Index climbed more than 50%, even though fears of a recession were eventually realized when the U.S. reported that second quarter gross domestic product (GDP) contracted at an annual rate of 31.4%. Yet, other economic data supported optimistic sentiment. After peaking in May at approximately 25 million, U.S. continuing unemployment claims decreased while monthly retail sales (ex. food services) strengthened in June, July and August. Housing starts and the median sale price for existing homes also strengthened. Investors also remained optimistic that reopening the economy would support renewed GDP growth and a potential second wave of the coronavirus wouldn’t require extensive shutdowns of states’ economies.

The Fed, however, had a mixed impact on sentiment. On one hand, the Fed expressed its willingness to maintain low interest rates, but on the other hand, Fed Chairman Jerome Powell explained that additional stimulus from Congress was needed to support the economy. This concern was echoed by Federal Reserve Bank of Richmond President, Thomas Barkin, who stated in early August that the pandemic-sparked recession could take a turn for the worse if Congress doesn’t provide additional aid to workers and businesses.

As stimulus debates in Congress deteriorated and the pandemic appeared to strengthen, sentiment plunged and the S&P 500 Index declined 6.36% in September and October even though analysts surveyed by Bloomberg in early October said they believed the U.S. government would report that GDP grew at a 30% annualized rate in the third quarter. The U.S. Commerce Department in late October eventually reported 33.1% annualized GDP growth for the quarter.

International Markets Provide a Glimmer of Hope

Foreign equity markets also exhibited considerable volatility with MSCI ACWI ex USA Index declining 2.19% during the 12-month reporting period, although the MSCI Emerging Markets Index generated a positive 8.62% return over the same time period. Most of the positive performance of emerging markets was attributable to China and a handful of other Asian countries that implemented early and aggressive measures to curtail the pandemic. By containing the spread and reopening their economies, or in the case of Taiwan, avoiding the need for a shutdown, these countries are generating notable economic growth.

The Beneficiaries of Change

The pandemic is accelerating the already rapid pace at which new products and services disrupt their industries and capture market share. Many of these changes, we believe, will continue even after the pandemic.

•	Remote working: The widespread implementation of work from home has created strong demand for new technologies that support online collaboration, videoconferencing, business process management, network capacity and security. As remote working has grown, firms such as CrowdStrike Holdings, Inc. that provide end-point protection against viruses, malware and other digital threats are experiencing increased demand for cloud-based security systems. We believe this trend may continue after the pandemic. In a June study by Gartner, Inc., 82% of executives said they plan on letting employees work remotely some of the time and 47% said they will allow employees to work remotely all of the time (executives could select more than one answer).

•	Communications: In both government and commercial firms, the need for real-time communication with the public or their employees has driven the adoption of new communications platforms to manage dialogues. Everbridge, which provides text messaging and other digital communications for governments, employers and other organizations, is an example. During its second quarter earnings call, the company announced it had processed more than 700 million messages related to the pandemic.

•	E-commerce: Online shopping has seen near exponential acceleration while people have been under stay-at-home orders. In fact, FedEx recently said shipping volumes that were previously expected to be reached by 2026 will now be reached by 2023 due to increased e-commerce. This acceleration is occurring after decades of growth in online retailing, which increased 14.9% last year while overall retail sales increased only 3.8%. For this year, e-com- merce has grown 27% through August, compared to only 2% for brick and mortar retailing. This trend benefits large online retailers such as Amazon. com, Inc., but it is also helping smaller retailers who had the foresight to adopt and even primarily build their businesses online, often using technology from companies such as Shopify, Square and HubSpot.

•	Healthcare: The adoption of telemedicine has accelerated as healthcare consumers and medical professionals embrace the technology to practice social distancing. In addition to convenience for patients, telemedicine is helping healthcare providers reduce their reliance on costly offices within hospitals or other facilities. We believe the adoption of this technology will continue after the pandemic. Separately, the rapid advancements in developing vaccines have illustrated the groundbreaking power of genetic sequencing. It took only three months for researchers to prepare a Covid-19 vaccine for human trial, compared to 20 months for preparing a vaccine for SARS in 2003 and 11 months for Influenza A in Indonesia in 2006.

Going Forward

At Alger, we focus on in-depth fundamental research while striving to understand how large-scale changes, such as innovation, create investment opportunities. A potential change in the president, of course, is a significant factor, with each political party having meaningful differences in their platforms. Aligning portfolios based on the political party of a president, however, may be misguided and would have yielded disappointing results in recent years. For example, a portfolio of $10,000 invested in the S&P 500 Index only during either Republican or Democratic presidents from 1968 until 2020 would have grown to less than $200,000 compared to approximately $1.4 million that would have resulted from staying fully invested, regardless of the party in the White House. We believe our in-depth fundamental research may be better suited for finding companies that are potentially positioned to thrive during the new normal. At the same time, we are optimistic that an eventual recovery in earnings growth, low interest rates and a return to more normal conditions resulting from a potential coronavirus vaccine or new treatments for Covid-19 could support equity markets.

Portfolio Matters

Alger Capital Appreciation Institutional Fund

The Alger Capital Appreciation Institutional Fund returned 34.58% for the fiscal 12-month period ended October 31, 2020, compared to the 29.22% return of the Russell 1000 Growth Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest underweight was Consumer Staples. The Consumer Discretionary and Healthcare sectors provided the greatest contributions to relative performance.

Among individual positions, Amazon.com, Inc.; Microsoft Corp.; Apple, Inc.; Alibaba Group Holding Ltd. Sponsored ADR; and Danaher Corp. were among the top contributors to performance. Amazon.com continues to generate strong high unit volume growth by taking market share from brick and mortar retailing and by growing its cloud computing service. During the reporting period, consumer uptake of one-day shipping supported the acceleration of the company’s online retailing. Later in the reporting period, investors became excited about the significant revenue gains associated with coronavirus quarantining and social distancing that are accelerating the pace at which e-commerce is capturing market share from traditional retailers. Additionally, investors reacted favorably to increased demand for Amazon.com’s cloud service, AWS, during the pandemic.

Detractors from Performance

The Consumer Staples and Utilities sectors were among the sectors that detracted from results. Regarding individual positions, Raytheon Company; Aptiv PLC; Boeing Company; Dollar Tree, Inc.; and Western Digital Corp. were among the top detractors from performance. Boeing is a leading producer of passenger jets and is a significant U.S. defense contractor. Boeing’s leading proprietary technology has allowed the company to be a strong exporter of high-value, high-ticket capital goods. Shares of Boeing underperformed in response to the company struggling to address software-related safety issues that have grounded 737 MAX planes for longer than originally anticipated. Additionally, regulators scrutinized the safety of the product and Boeing announced that it was suspending production of the MAX beginning in January while a resolution to the problem is sought. Boeing’s board of directors also terminated the company’s chief executive officer.

Alger Focus Equity Fund

The Alger Focus Equity Fund returned 38.81% for the fiscal 12-month period ended October 31, 2020, compared to the 29.22% return of the Russell 1000 Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest underweight was Consumer Staples. The Industrials and Consumer Discretionary sectors provided the greatest contributions to relative performance.

Regarding individual positions, Amazon.com, Inc.; Microsoft Corp.; Apple, Inc.; Alibaba Group Holding Ltd. Sponsored ADR; and NVIDIA Corp. were among the top contributors to performance. Shares of Amazon.com outperformed in response to developments identified in the Alger Capital Appreciation Institutional Fund discussion.

Detractors from Performance

The Consumer Staples and Utilities sectors were among the sectors that detracted from results. Regarding individual positions, Live Nation Entertainment, Inc.; Aptiv PLC; Morgan Stanley; Luckin Coffee Inc. Sponsored ADR, Cl. A; and Boeing Company were among the top detractors from performance. Live Nation Entertainment is the music industry’s largest concert promotor. Prior to the coronavirus pandemic, it was rapidly increasing the list of artists whose concerts it promotes and the volume of the company’s ticket sales was also growing significantly. In February, fears that the spread of the coronavirus could dramatically curtail live concerts sparked a selloff of Live Nation Entertainment stock that continued through the early portion of March. Investors’ fear materialized when Live Nation Entertainment was forced to cancel thousands of concerts in response to government stay-at-home orders and bans on events that attract large crowds of individuals. Live Nation Entertainment also announced that it would refund tickets for the cancelled events.

Alger Mid Cap Growth Institutional Fund

The Alger Mid Cap Growth Institutional Fund returned 41.71% for the fiscal 12-month period ended October 31, 2020, compared to the 21.14% return of the Russell Midcap Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Healthcare and the largest underweight was Information Technology. The Healthcare and Consumer Discretionary sectors provided the largest contributions to relative performance.

Regarding individual positions, Forte Biosciences, Inc.; DexCom, Inc.; Forte Biosciences warrants; CrowdStrike Holdings, Inc., Cl. A; and Advanced Micro Devices, Inc. were among the top contributors to performance. Forte Biosciences is developing a live biotherapeutic spray that has demonstrated encouraging response rates and safety for treating mild and moderate cases of adult and pediatric atopic dermatitis, a condition that causes red and itchy skin. While topical steroids are the front-line treatment of choice for these patients, there are significant shortcomings in their use. They need to be applied multiple times each day, symptoms may go unresolved and skin atrophy can occur. The mild/moderate atopic dermatitis market is sizeable and if Forte’s biotherapeutic is efficient and safe, then even on conservative market penetration assumptions, we believe its revenue opportunity is substantial. Forte’s shares performed strongly in response to trial data demonstrating excellent tolerability and significant improvement in disease activity in both adults and children.

Detractors from Performance

The Industrials and Consumer Staples sectors were among the sectors that detracted from results. Among individual positions, Bed Bath & Beyond Inc.; Tolero CDR/REC; Live Nation Entertainment, Inc.; Middleby Corp.; and Benefitfocus, Inc. were among the top detractors from performance. Shares of Live Nation Entertainment underperformed in response to developments identified in the Alger Focus Equity Fund discussion.

Alger Small Cap Growth Institutional Fund

The Alger Small Cap Growth Institutional Fund returned 44.12% for the fiscal 12-month period ended October 31, 2020, compared to the 13.37% return of the Russell 2000 Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Healthcare and Information Technology. The largest sector overweight was Information Technology and the largest underweight was Industrials. The Information Technology and Healthcare sectors provided the largest contributions to relative performance. Regarding individual positions, Quidel Corp.; Shopify, Inc., Cl. A; Veeva Systems, Inc., Cl. A; DexCom, Inc.; and Avalara, Inc. were top contributors to performance. Quidel develops, manufactures and markets rapid point-of-care diagnostic testing solutions worldwide that are used for infectious disease, cardiovascular, toxicology, women’s health, gastrointestinal diseases and other healthcare areas. Quidel’s diagnostics are mainly used at point-of-care locations, such as physicians’ offices, hospitals, urgent care clinics, pharmacies, wellness screening clinics and clinical laboratories. Quidel announced strong results for the last three months of 2019 and strong guidance for calendar year 2020. Quidel’s results benefitted from a stronger-than-expected 2019-2020 U.S. flu season. Additionally, the performance of Quidel shares benefited from the Covid-19 outbreak because the company’s influenza and other respiratory tests can rule out non-coronavirus causes of a patient’s symptoms. Quidel also has various potential drivers of growth, including a new toxicology panel, a high sensitivity troponin test in Europe for cardiac healthcare and a new Lyme Disease test. Quidel also offers diagnostic test solutions for the ongoing Covid-19 pandemic.

Detractors from Performance

The Communication Services and Energy sectors were among the sectors that detracted from results. Regarding individual positions, Cantel Medical Corp.; Live Nation Entertainment, Inc.; Blackbaud, Inc.; Magnolia Oil & Gas Corp. Class A; and Bed Bath & Beyond Inc. were among the top detractors from performance. Shares of Live Nation Entertainment underperformed in response to developments identified in the Alger Focus Equity Fund discussion.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Investment Officer

Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Fund returns represent the fiscal 12-month period return of Class I shares.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedules of Investments for each fund that is included in this report for a complete list of fund holdings as of October 31, 2020. Securities mentioned in the Shareholders’ Letter, if not found in the Schedules of Investments, may have been held by the funds during the fiscal 12-month period ended October 31, 2020.

Risk Disclosures

Alger Capital Appreciation Institutional Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumers’ disposable income, consumer preferences and social trends. Foreign securities involve special risks, including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

Alger Focus Equity Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumers’ disposable income, consumer preferences and social trends. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Mid Cap Growth Institutional Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks, including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Small Cap Growth Institutional Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about The Alger Institutional Funds call us at (800) 992-3863 or visit us at www.alger. com. Read it carefully before investing.

Fred Alger & Company, LLC, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	The S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•	The MSCI ACWI ex USA Index (gross) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the US.

•	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•	The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

•	The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

FUND PERFORMANCE AS OF 9/30/20 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Capital Appreciation Institutional Class I (Inception 11/8/93)	42.83%	19.39%	16.90%	13.07%
Alger Capital Appreciation Institutional Class R (Inception 1/27/03)*	42.17%	18.84%	16.35%	12.51%
Alger Capital Appreciation Institutional Class Y (Inception 2/28/17)	43.42%	n/a	n/a	22.53%
Alger Capital Appreciation Institutional Class Z-2 (Inception 10/14/16)	43.30%	n/a	n/a	22.81%
Alger Focus Equity Class A (Inception 12/31/12)	39.44%	20.21%	n/a	18.82%
Alger Focus Equity Class C (Inception 12/31/12)	45.07%	20.59%	n/a	18.75%
Alger Focus Equity Class I (Inception 11/8/93)	47.27%	21.57%	17.01%	10.49%
Alger Focus Equity Class Y (Inception 2/28/17)	47.65%	n/a	n/a	25.15%
Alger Focus Equity Class Z (Inception 12/31/12)	47.63%	21.89%	n/a	20.06%
Alger Mid Cap Growth Institutional Class I (Inception 11/8/93)	44.73%	17.65%	14.38%	12.68%
Alger Mid Cap Growth Institutional Class R (Inception 1/27/03)*	44.04%	17.05%	13.79%	12.11%
Alger Mid Cap Growth Institutional Class Z-2 (Inception 10/14/16)	45.22%	n/a	n/a	22.33%
Alger Small Cap Growth Institutional Class I (Inception 11/8/93)	46.36%	20.68%	14.89%	10.84%
Alger Small Cap Growth Institutional Class R (Inception 1/27/03)*	45.60%	20.10%	14.33%	10.31%
Alger Small Cap Growth Institutional Class Z-2 (Inception 8/1/16)	46.82%	n/a	n/a	24.57%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

On October 15, 2018, Alger Capital Appreciation Focus Fund changed its name to Alger Focus Equity Fund.

*	Since inception performance is calculated from 11/8/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Fund Highlights Through October 31, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

— 10 years ended 10/31/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2020. Figures for the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Capital Appreciation Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Capital Appreciation Institutional Fund Class R, Class Y and Class Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Fund Highlights Through October 31, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/20
AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	34.58%	16.80%	16.04%	12.89%
Class R (Inception 1/27/03)*	33.99%	16.26%	15.49%	12.34%
Russell 1000 Growth Index	29.22%	17.32%	16.31%	10.31%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2017
Class Y (Inception 2/28/17)	35.10%	n/a	n/a	20.93%
Russell 1000 Growth Index	29.22%	n/a	n/a	19.97%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/14/2016
Class Z-2 (Inception 10/14/16)	35.02%	n/a	n/a	21.34%
Russell 1000 Growth Index	29.22%	n/a	n/a	21.00%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER FOCUS EQUITY FUND
Fund Highlights Through October 31, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

— 10 years ended 10/31/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Focus Equity Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2020. Previously, the Fund followed different investment strategies under the name “Alger Large Cap Growth Institutional Fund” and was managed by different portfolio managers. Performance prior to December 31, 2012 reflects those management styles and does not reflect the current investment personnel and strategies of the Fund. On October 15, 2018, Alger Capital Appreciation Focus Fund changed its name to Alger Focus Equity Fund. Figures for Alger Focus Equity Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Focus Equity Fund Class I shares also include reinvestment of capital gains. Performance for Alger Focus Equity Fund Class A, Class C, Class Y and Class Z shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER FOCUS EQUITY FUND
Fund Highlights Through October 31, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/20
AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	38.81%	18.95%	16.13%	10.34%
Russell 1000 Growth Index	29.22%	17.32%	16.31%	10.31%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/2012
Class A (Inception 12/31/12)	31.46%	17.62%	n/a	18.17%
Class C (Inception 12/31/12)	36.73%	18.01%	n/a	18.09%
Class Z (Inception 12/31/12)	39.20%	19.27%	n/a	19.39%
Russell 1000 Growth Index	29.22%	17.32%	n/a	17.71%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2017
Class Y (Inception 2/28/17)	39.17%	n/a	n/a	23.55%
Russell 1000 Growth Index	29.22%	n/a	n/a	19.97%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Previously, the Fund followed different investment strategies under the name “Alger Large Cap Growth Institutional Fund” and was managed by different portfolio managers. Performance prior to December 31, 2012 reflects those management styles and does not reflect the current investment personnel and strategies of the Fund. On October 15, 2018, the Fund changed its name from Alger Capital Appreciation Focus Fund to Alger Focus Equity Fund. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MID CAP GROWTH INSTITUTIONAL FUND
Fund Highlights Through October 31, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

— 10 years ended 10/31/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2020. Figures for Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Growth Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Growth Institutional Fund Class R and Class Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH INSTITUTIONAL FUND
Fund Highlights Through October 31, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/20
AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	41.71%	16.04%	13.77%	12.57%
Class R (Inception 1/27/03)*	41.03%	15.43%	13.19%	12.00%
Russell Midcap Growth Index	21.14%	14.15%	14.13%	10.28%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/14/2016
Class Z-2 (Inception 10/14/16)	42.18%	n/a	n/a	21.34%
Russell Midcap Growth Index	21.14%	n/a	n/a	17.35%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Fund Highlights Through October 31, 2020 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

— 10 years ended 10/31/20

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2020. Figures for the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Growth Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Small Cap Growth Institutional Fund Class R and Class Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Fund Highlights Through October 31, 2020 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/20
AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	44.12%	19.03%	14.22%	10.70%
Class R (Inception 1/27/03)*	43.38%	18.45%	13.66%	10.16%
Russell 2000 Growth Index	13.37%	10.36%	11.95%	7.64%

				Since
	1 YEAR	5 YEARS	10 YEARS	8/1/2016
Class Z-2 (Inception 8/1/16)	44.55%	n/a	n/a	23.27%
Russell 2000 Growth Index	13.37%	n/a	n/a	11.33%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

PORTFOLIO SUMMARY†

October 31, 2020 (Unaudited)

	Alger Capital			Alger Small Cap
	Appreciation	Alger Focus Equity	Alger Mid Cap Growth	Growth Institutional
SECTORS	Institutional Fund	Fund	Institutional Fund	Fund
Communication Services	13.9%	14.1%	5.9%	2.4%
Consumer Discretionary	22.8	21.5	17.8	9.5
Consumer Staples	0.7	0.9	1.8	1.6
Energy	0.0	0.0	0.0	0.4
Financials	2.9	2.8	2.0	2.2
Healthcare	8.3	8.9	27.4	39.5
Industrials	4.3	3.4	12.4	3.1
Information Technology	43.0	43.6	29.3	28.1
Materials	2.7	3.0	0.7	1.3
Real Estate	1.1	1.6	2.3	2.1
Short-Term Investments and
Net Other Assets	0.3	0.2	0.4	9.8
	100.0%	100.0%	100.0%	100.0%

† Based on net assets for each Fund.

THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments October 31, 2020

COMMON STOCKS—98.5%	SHARES	VALUE
AEROSPACE & DEFENSE—0.8%
TransDigm Group, Inc.	62,413	$29,796,590

AIR FREIGHT & LOGISTICS—0.3%
XPO Logistics, Inc.*	123,162	11,084,580

APPAREL ACCESSORIES & LUXURY GOODS—0.7%
LVMH Moet Hennessy Louis Vuitton SE	56,382	26,430,065

APPLICATION SOFTWARE—9.0%
Adobe, Inc.*	278,680	124,597,828
Intuit, Inc.	106,968	33,660,690
Palantir Technologies, Inc., Cl. A*	85,141	862,478
Palantir Technologies, Inc., Cl. A*,@,(a)	1,072,703	9,291,539
RingCentral, Inc., Cl. A*	74,656	19,286,631
salesforce.com, Inc.*	607,406	141,082,192
		328,781,358
AUTOMOBILE MANUFACTURERS—0.9%
Tesla, Inc.*	82,684	32,084,699

AUTOMOTIVE RETAIL—0.4%
Carvana Co., Cl. A*	8,777	1,626,817
Lithia Motors, Inc., Cl. A	52,287	12,003,527
		13,630,344
BIOTECHNOLOGY—1.0%
Sarepta Therapeutics, Inc.*	40,383	5,488,454
Vertex Pharmaceuticals, Inc.*	154,002	32,087,856
		37,576,310
CASINOS & GAMING—0.4%
Las Vegas Sands Corp.	328,059	15,766,516

COMPUTER & ELECTRONICS RETAIL—0.2%
Best Buy Co., Inc.	49,284	5,497,630

CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.3%
PACCAR, Inc.	135,935	11,606,130

DATA PROCESSING & OUTSOURCED SERVICES—9.3%
Fidelity National Information Services, Inc.	196,472	24,478,446
Fiserv, Inc.*	578,405	55,220,325
PayPal Holdings, Inc.*	503,460	93,709,010
Square, Inc., Cl. A*	14,988	2,321,341
Visa, Inc., Cl. A	900,280	163,589,880
		339,319,002
DIVERSIFIED SUPPORT SERVICES—0.7%
Cintas Corp.	77,129	24,260,927

ENVIRONMENTAL & FACILITIES SERVICES—0.6%
Waste Connections, Inc.	212,317	21,087,324

FINANCIAL EXCHANGES & DATA—1.8%
Intercontinental Exchange, Inc.	277,712	26,216,013
S&P Global, Inc.	122,057	39,391,455
		65,607,468

THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—98.5% (CONT.)	SHARES	VALUE
FOOD DISTRIBUTORS—0.7%
Sysco Corp.	444,255	$24,571,744

FOOTWEAR—0.9%
NIKE, Inc., Cl. B	269,003	32,301,880

GENERAL MERCHANDISE STORES—0.2%
Target Corp.	42,048	6,400,547

HEALTHCARE EQUIPMENT—5.3%
Boston Scientific Corp.*	1,440,569	49,368,300
Danaher Corp.	579,885	133,106,802
DexCom, Inc.*	32,262	10,310,290
		192,785,392
HEALTHCARE SERVICES—0.3%
Guardant Health, Inc.*	117,962	12,581,827

HEALTHCARE SUPPLIES—0.5%
Align Technology, Inc.*	41,624	17,735,154

HOME IMPROVEMENT RETAIL—1.7%
Lowe’s Cos., Inc.	388,423	61,409,676

INDUSTRIAL GASES—0.9%
Air Products & Chemicals, Inc.	123,659	34,159,562

INTERACTIVE MEDIA & SERVICES—9.7%
Alphabet, Inc., Cl. C*	75,851	122,955,230
Facebook, Inc., Cl. A*	613,072	161,305,374
Pinterest, Inc., Cl. A*	765,565	45,130,057
Snap, Inc., Cl. A*	70,633	2,782,234
Tencent Holdings Ltd.	283,636	21,671,254
		353,844,149
INTERNET & DIRECT MARKETING RETAIL—16.6%
Alibaba Group Holding Ltd.#,*	599,587	182,688,164
Altaba, Inc.*,@,(b)	342,659	7,562,484
Amazon.com, Inc.*	119,388	362,479,877
Booking Holdings, Inc.*	12,146	19,706,885
MercadoLibre, Inc.*	28,788	34,950,071
		607,387,481
INTERNET SERVICES & INFRASTRUCTURE—1.1%
Shopify, Inc., Cl. A*	16,649	15,407,484
Twilio, Inc., Cl. A*	91,538	25,536,356
		40,943,840
INVESTMENT BANKING & BROKERAGE—0.7%
Morgan Stanley	556,928	26,816,083

MANAGED HEALTHCARE—0.8%
UnitedHealth Group, Inc.	93,588	28,557,442

METAL & GLASS CONTAINERS—0.5%
Ball Corp.	198,247	17,643,983

MOVIES & ENTERTAINMENT—1.1%
Live Nation Entertainment, Inc.*	172,575	8,421,660

THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—98.5% (CONT.)	SHARES	VALUE
MOVIES & ENTERTAINMENT—1.1% (CONT.)
Netflix, Inc.*	56,195	$26,734,209
The Walt Disney Co.	46,654	5,656,798
		40,812,667
PHARMACEUTICALS—0.4%
Horizon Therapeutics PLC*	183,079	13,718,109

PROPERTY & CASUALTY INSURANCE—0.4%
The Progressive Corp.	158,974	14,609,711

RAILROADS—1.0%
Union Pacific Corp.	204,877	36,302,156

RESEARCH & CONSULTING SERVICES—0.5%
CoStar Group, Inc.*	23,959	19,732,872

RESTAURANTS—0.8%
Chipotle Mexican Grill, Inc., Cl. A*	18,662	22,422,020
Starbucks Corp.	90,770	7,893,359
		30,315,379
SEMICONDUCTOR EQUIPMENT—0.9%
Lam Research Corp.	96,527	33,019,956

SEMICONDUCTORS—7.8%
Advanced Micro Devices, Inc.*	184,574	13,896,576
Micron Technology, Inc.*	359,613	18,102,918
NVIDIA Corp.	157,078	78,752,626
NXP Semiconductors NV	407,798	55,101,666
QUALCOMM, Inc.	707,226	87,243,400
Taiwan Semiconductor Manufacturing Co., Ltd.#	386,337	32,402,084
		285,499,270
SPECIALTY CHEMICALS—1.3%
The Sherwin-Williams Co.	67,933	46,736,545

SYSTEMS SOFTWARE—8.4%
Microsoft Corp.	1,429,336	289,397,660
ServiceNow, Inc.*	31,589	15,717,739
		305,115,399
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.4%
Apple, Inc.	2,143,972	233,392,792

TRUCKING—0.1%
Uber Technologies, Inc.*	124,477	4,158,777

WIRELESS TELECOMMUNICATION SERVICES—3.1%
T-Mobile US, Inc.*	1,048,348	114,867,490

TOTAL COMMON STOCKS (Cost $2,040,116,839)		3,597,948,826

THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments October 31, 2020 (Continued)

REAL ESTATE INVESTMENT TRUST—1.1%	SHARES	VALUE
SPECIALIZED—1.1%
Crown Castle International Corp.	247,269	$38,623,418
(Cost $30,612,545)		38,623,418

SPECIAL PURPOSE VEHICLE—0.1%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.1%
Crosslink Ventures Capital LLC*,@,(b),(c)	123	3,075,000
(Cost $3,075,000)		3,075,000
Total Investments (Cost $2,073,804,384)	99.7%	$3,639,647,244
Affiliated Securities (Cost $3,075,000)		3,075,000
Unaffiliated Securities (Cost $2,070,729,384)		3,636,572,244
Other Assets in Excess of Liabilities	0.3%	9,573,733
NET ASSETS	100.0%	$3,649,220,977

#	American Depositary Receipts.
(a)	Restricted security - Security restricted from resale until the public disclosure of the company’s financial results for the year ending December 31, 2020.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(c)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2020
Altaba, Inc.	10/24/18	$986,137	0.03%	$1,238,017	0.03%
Altaba, Inc.	10/25/18	1,506,214	0.04%	1,881,975	0.05%
Altaba, Inc.	10/29/18	1,458,917	0.04%	1,898,152	0.05%
Altaba, Inc.	10/30/18	1,034,749	0.03%	1,371,628	0.04%
Altaba, Inc.	10/31/18	767,835	0.02%	968,895	0.03%
Altaba, Inc.	11/6/18	165,940	0.00%	203,817	0.01%
Crosslink Ventures Capital LLC	10/2/20	3,075,000	0.08%	3,075,000	0.09%
Palantir Technologies, Inc., Cl. A	10/1/20	7,065,020	0.18%	9,291,539	0.25%
Total				$19,929,023	0.55%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER FOCUS EQUITY FUND
Schedule of Investments October 31, 2020

COMMON STOCKS—98.2%	SHARES	VALUE
AEROSPACE & DEFENSE—1.0%
TransDigm Group, Inc.	23,644	$11,287,882

APPLICATION SOFTWARE—9.9%
Adobe, Inc.*	89,980	40,230,058
Avalara, Inc.*	39,846	5,939,046
Five9, Inc.*	31,178	4,730,326
Intuit, Inc.	28,803	9,063,728
RingCentral, Inc., Cl. A*	19,827	5,122,107
salesforce.com, Inc.*	176,399	40,972,195
		106,057,460
AUTOMOTIVE RETAIL—0.7%
Lithia Motors, Inc., Cl. A	33,403	7,668,327

BIOTECHNOLOGY—0.8%
Vertex Pharmaceuticals, Inc.*	39,583	8,247,514

CASINOS & GAMING—0.4%
Las Vegas Sands Corp.	98,214	4,720,165

DATA PROCESSING & OUTSOURCED SERVICES—9.6%
Fidelity National Information Services, Inc.	51,633	6,432,955
Fiserv, Inc.*	87,441	8,347,992
PayPal Holdings, Inc.*	219,885	40,927,195
Visa, Inc., Cl. A	263,325	47,848,786
		103,556,928
DIVERSIFIED SUPPORT SERVICES—1.0%
Cintas Corp.	33,996	10,693,442

EDUCATION SERVICES—0.5%
Bright Horizons Family Solutions, Inc.*	33,755	5,334,978

FINANCIAL EXCHANGES & DATA—1.7%
S&P Global, Inc.	57,283	18,486,943

FOOD DISTRIBUTORS—0.9%
US Foods Holding Corp.*	470,242	9,828,058

HEALTHCARE EQUIPMENT—5.6%
Boston Scientific Corp.*	501,089	17,172,320
Danaher Corp.	158,286	36,332,969
DexCom, Inc.*	21,609	6,905,804
		60,411,093
HEALTHCARE SERVICES—0.4%
Guardant Health, Inc.*	41,930	4,472,254

HEALTHCARE SUPPLIES—0.2%
Align Technology, Inc.*	4,819	2,053,280

HOME IMPROVEMENT RETAIL—1.4%
Lowe’s Cos., Inc.	95,007	15,020,607

INDUSTRIAL GASES—0.8%
Air Products & Chemicals, Inc.	31,733	8,765,924

INTERACTIVE MEDIA & SERVICES—9.9%
Alphabet, Inc., Cl. C*	25,102	40,690,593
Facebook, Inc., Cl. A*	175,667	46,219,743

THE ALGER INSTITUTIONAL FUNDS | ALGER FOCUS EQUITY FUND
Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—98.2% (CONT.)	SHARES	VALUE
INTERACTIVE MEDIA & SERVICES—9.9% (CONT.)
Pinterest, Inc., Cl. A*	324,564	$19,133,048
		106,043,384
INTERNET & DIRECT MARKETING RETAIL—16.0%
Alibaba Group Holding Ltd.#,*	175,791	53,561,760
Amazon.com, Inc.*	34,182	103,781,678
MercadoLibre, Inc.*	11,463	13,916,655
		171,260,093
INVESTMENT BANKING & BROKERAGE—0.8%
Morgan Stanley	170,426	8,206,012

LEISURE FACILITIES—0.8%
Vail Resorts, Inc.	38,096	8,839,796

MANAGED HEALTHCARE—1.9%
UnitedHealth Group, Inc.	65,878	20,102,013

MOVIES & ENTERTAINMENT—0.6%
Netflix, Inc.*	12,919	6,146,085

PROPERTY & CASUALTY INSURANCE—0.3%
The Progressive Corp.	39,956	3,671,956

RAILROADS—0.9%
Union Pacific Corp.	57,562	10,199,411

RESTAURANTS—1.7%
Starbucks Corp.	206,448	17,952,718

SEMICONDUCTOR EQUIPMENT—2.0%
Applied Materials, Inc.	357,906	21,198,772

SEMICONDUCTORS—7.5%
Advanced Micro Devices, Inc.*	130,399	9,817,741
NVIDIA Corp.	45,475	22,799,346
NXP Semiconductors NV	166,281	22,467,889
QUALCOMM, Inc.	205,537	25,355,044
		80,440,020
SPECIALTY CHEMICALS—2.2%
The Sherwin-Williams Co.	35,148	24,181,121

SYSTEMS SOFTWARE—7.7%
Microsoft Corp.	410,412	83,096,118

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.9%
Apple, Inc.	684,773	74,544,389

TRUCKING—0.5%
Uber Technologies, Inc.*	161,340	5,390,369

WIRELESS TELECOMMUNICATION SERVICES—3.6%
T-Mobile US, Inc.*	358,403	39,270,217

TOTAL COMMON STOCKS (Cost $771,644,090)		1,057,147,329

THE ALGER INSTITUTIONAL FUNDS | ALGER FOCUS EQUITY FUND
Schedule of Investments October 31, 2020 (Continued)

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	76,825	$11,524
(Cost $345,713)		11,524

REAL ESTATE INVESTMENT TRUST—1.6%	SHARES	VALUE
SPECIALIZED—1.6%
Crown Castle International Corp.	113,523	17,732,293
(Cost $16,140,060)		17,732,293
Total Investments (Cost $788,129,863)	99.8%	$1,074,891,146
Affiliated Securities (Cost $345,713)		11,524
Unaffiliated Securities (Cost $787,784,150)		1,074,879,622
Other Assets in Excess of Liabilities	0.2%	2,673,055
NET ASSETS	100.0%	$1,077,564,201

#	American Depositary Receipts.
(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2020
Prosetta Biosciences, Inc., Series D	2/6/15	$345,713	0.80%	$11,524	0.00%
Total				$11,524	0.00%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2020

COMMON STOCKS—94.7%	SHARES	VALUE
AEROSPACE & DEFENSE—2.3%
HEICO Corp.	5,887	$618,429
Mercury Systems, Inc.*	10,682	735,776
Teledyne Technologies, Inc.*	1,780	550,287
TransDigm Group, Inc.	1,317	628,749
		2,533,241
ALTERNATIVE CARRIERS—0.4%
Bandwidth, Inc., Cl. A*	2,795	448,192

APPAREL ACCESSORIES & LUXURY GOODS—2.5%
Lululemon Athletica, Inc.*	5,988	1,911,908
Moncler SpA	20,154	806,431
		2,718,339
APPAREL RETAIL—0.5%
Burlington Stores, Inc.*	2,909	563,124

APPLICATION SOFTWARE—14.6%
ANSYS, Inc.*	5,153	1,568,419
Atlassian Corp., PLC, Cl. A*	5,480	1,050,078
Avalara, Inc.*	3,711	553,125
Benefitfocus, Inc.*	53,701	551,509
Bill.com Holdings, Inc.*	8,954	895,400
Cadence Design Systems, Inc.*	15,634	1,709,891
Coupa Software, Inc.*	3,548	949,800
DocuSign, Inc., Cl. A*	9,415	1,904,184
Dynatrace, Inc.*	22,649	799,736
Fair Isaac Corp.*	2,994	1,172,001
Five9, Inc.*	7,259	1,101,335
Palantir Technologies, Inc., Cl. A*,@,(a)	50,481	437,256
Paycom Software, Inc.*	3,051	1,110,839
PTC, Inc.*	5,732	480,800
Vertex, Inc., Cl. A*	29,765	721,504
Zoom Video Communications, Inc., Cl. A*	2,229	1,027,368
		16,033,245
BIOTECHNOLOGY—6.0%
BioMarin Pharmaceutical, Inc.*	5,619	418,222
BioNTech SE#,*	4,331	369,694
Constellation Pharmaceuticals, Inc.*	17,094	335,384
Exact Sciences Corp.*	4,392	543,861
Forte Biosciences, Inc.*	37,789	1,442,029
Genmab AS#,*	18,277	615,205
Moderna, Inc.*	8,135	548,868
Natera, Inc.*	15,334	1,031,366
Sarepta Therapeutics, Inc.*	2,919	396,721
Seagen, Inc.*	2,893	482,552
Twist Bioscience Corp.*	4,642	355,763
		6,539,665
CASINOS & GAMING—2.0%
DraftKings, Inc., Cl. A*	34,224	1,211,529

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—94.7% (CONT.)	SHARES	VALUE
CASINOS & GAMING—2.0% (CONT.)
Penn National Gaming, Inc.*	17,873	$964,785
		2,176,314
CONSUMER FINANCE—0.5%
dMY Technology Group, Inc. II, Cl. A*	56,398	566,800

DATA PROCESSING & OUTSOURCED SERVICES—0.7%
Square, Inc., Cl. A*	5,272	816,527

DISTRIBUTORS—1.3%
Pool Corp.	4,008	1,402,119

DIVERSIFIED SUPPORT SERVICES—3.5%
Cintas Corp.	5,101	1,604,520
Copart, Inc.*	20,347	2,245,494
		3,850,014
EDUCATION SERVICES—0.9%
Chegg, Inc.*	13,298	976,605

ELECTRICAL COMPONENTS & EQUIPMENT—1.6%
AMETEK, Inc.	5,441	534,306
Generac Holdings, Inc.*	5,620	1,181,043
		1,715,349
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.4%
Keysight Technologies, Inc.*	5,467	573,324
Trimble, Inc.*	19,746	950,375
		1,523,699
FINANCIAL EXCHANGES & DATA—0.7%
MarketAxess Holdings, Inc.	1,393	750,618

FOOD DISTRIBUTORS—1.8%
US Foods Holding Corp.*	96,380	2,014,342

HEALTHCARE EQUIPMENT—5.2%
ABIOMED, Inc.*	2,352	592,422
DexCom, Inc.*	5,110	1,633,053
Insulet Corp.*	4,935	1,096,804
Masimo Corp.*	4,127	923,705
Nevro Corp.*	3,665	546,855
Tandem Diabetes Care, Inc.*	8,516	928,244
		5,721,083
HEALTHCARE SERVICES—1.3%
Guardant Health, Inc.*	13,176	1,405,352

HEALTHCARE SUPPLIES—4.8%
Align Technology, Inc.*	4,462	1,901,169
Quidel Corp.*	10,539	2,827,508
Silk Road Medical, Inc.*	9,425	571,155
		5,299,832
HEALTHCARE TECHNOLOGY—3.1%
Livongo Health, Inc.*	5,197	663,293
Teladoc Health, Inc.*	2,486	488,400

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—94.7% (CONT.)	SHARES	VALUE
HEALTHCARE TECHNOLOGY—3.1% (CONT.)
Veeva Systems, Inc., Cl. A*	8,163	$2,204,418
		3,356,111
HOMEFURNISHING RETAIL—0.6%
Williams-Sonoma, Inc.	6,726	613,478

HOTELS RESORTS & CRUISE LINES—0.3%
Extended Stay America, Inc.	24,337	276,225

INDUSTRIAL MACHINERY—1.4%
Lincoln Electric Holdings, Inc.	5,723	582,717
The Middleby Corp.*	5,262	523,779
Woodward, Inc.	5,024	399,659
		1,506,155
INTERACTIVE HOME ENTERTAINMENT—1.2%
Activision Blizzard, Inc.	10,555	799,330
Take-Two Interactive Software, Inc.*	3,475	538,347
		1,337,677
INTERACTIVE MEDIA & SERVICES—2.6%
Pinterest, Inc., Cl. A*	49,230	2,902,109

INTERNET & DIRECT MARKETING RETAIL—5.0%
Booking Holdings, Inc.*	491	796,648
Etsy, Inc.*	5,320	646,859
Farfetch Ltd., Cl. A*	31,579	888,317
Fiverr International Ltd.*	7,573	1,108,839
MercadoLibre, Inc.*	1,054	1,279,608
Stamps.com, Inc.*	3,467	773,973
		5,494,244
INTERNET SERVICES & INFRASTRUCTURE—2.4%
Akamai Technologies, Inc.*	5,245	498,904
Shopify, Inc., Cl. A*	528	488,627
Twilio, Inc., Cl. A*	3,010	839,700
VeriSign, Inc.*	4,173	795,791
		2,623,022
LEISURE FACILITIES—2.0%
Vail Resorts, Inc.	9,434	2,189,065

LEISURE PRODUCTS—0.6%
Peloton Interactive, Inc., Cl. A*	6,295	693,772

LIFE SCIENCES TOOLS & SERVICES—3.7%
Bio-Techne Corp.	7,208	1,819,371
Lonza Group AG	1,809	1,096,092
Repligen Corp.*	6,826	1,137,007
		4,052,470
METAL & GLASS CONTAINERS—0.7%
Ball Corp.	8,751	778,839

MOVIES & ENTERTAINMENT—1.7%
Roku, Inc., Cl. A*	9,168	1,855,603

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—94.7% (CONT.)	SHARES	VALUE
PHARMACEUTICALS—0.6%
Horizon Therapeutics PLC*	8,540	$639,902

REAL ESTATE SERVICES—0.6%
FirstService Corp.	5,248	704,072

REGIONAL BANKS—0.8%
SVB Financial Group*	3,091	898,554

RESEARCH & CONSULTING SERVICES—2.7%
CoStar Group, Inc.*	1,860	1,531,914
Verisk Analytics, Inc., Cl. A	8,274	1,472,524
		3,004,438
RESTAURANTS—2.1%
Chipotle Mexican Grill, Inc., Cl. A*	1,341	1,611,185
Shake Shack, Inc., Cl. A*	10,808	729,756
		2,340,941
SEMICONDUCTOR EQUIPMENT—2.7%
Lam Research Corp.	4,207	1,439,131
SolarEdge Technologies, Inc.*	5,972	1,538,924
		2,978,055
SEMICONDUCTORS—5.2%
Advanced Micro Devices, Inc.*	35,841	2,698,470
Inphi Corp.*	5,772	806,695
Microchip Technology, Inc.	5,168	543,053
Universal Display Corp.	8,630	1,711,415
		5,759,633
SYSTEMS SOFTWARE—1.8%
Crowdstrike Holdings, Inc., Cl. A*	10,176	1,260,196
Palo Alto Networks, Inc.*	3,230	714,444
		1,974,640
TRUCKING—0.9%
Old Dominion Freight Line, Inc.	5,025	956,609

TOTAL COMMON STOCKS
(Cost $77,257,168)		103,990,074

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(b),(c)	166,009	24,901
(Cost $747,040)		24,901

WARRANTS—2.4%	SHARES	VALUE
BIOTECHNOLOGY—2.4%
Forte Biosciences, Inc., 2/20/21*,@	95,530	2,636,246
(Cost $0)		2,636,246

RIGHTS—0.3%	SHARES	VALUE
BIOTECHNOLOGY—0.3%
Tolero CDR*,@,(c),(d)	422,928	291,820
(Cost $226,186)		291,820

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2020 (Continued)

REAL ESTATE INVESTMENT TRUST—1.7%	SHARES	VALUE
INDUSTRIAL—0.6%
Rexford Industrial Realty, Inc.	13,018	$604,816

SPECIALIZED—1.1%
Crown Castle International Corp.	8,177	1,277,248

TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $1,630,902)		1,882,064

SPECIAL PURPOSE VEHICLE—0.5%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.5%
Crosslink Ventures Capital LLC*,@,(b),(c)	22	550,000
(Cost $550,000)		550,000
Total Investments
(Cost $80,411,296)	99.6%	$109,375,105
Affiliated Securities (Cost $1,297,040)		574,901
Unaffiliated Securities (Cost $79,114,256)		108,800,204
Other Assets in Excess of Liabilities	0.4%	398,032
NET ASSETS	100.0%	$109,773,137

#	American Depositary Receipts.

(a)	Restricted security - Security restricted from resale until the public disclosure of the company’s financial results for the year ending December 31, 2020.

(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(c)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(d)	Contingent Deferred Rights.

*	Non-income producing security.

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2020
Crosslink Ventures Capital LLC	10/2/20	$550,000	0.50%	$550,000	0.50%
Forte Biosciences, Inc., Warrants	2/19/20	0	0.00%	2,636,246	2.40%
Palantir Technologies, Inc., Cl. A	10/1/20	332,150	0.30%	437,256	0.40%
Prosetta Biosciences, Inc., Series D	2/6/15	747,040	0.50%	24,901	0.02%
Tolero CDR	2/6/17	226,186	0.23%	291,820	0.27%
Total				$3,940,223	3.59%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2020

COMMON STOCKS—87.5%	SHARES	VALUE
AEROSPACE & DEFENSE—1.1%
Hexcel Corp.	13,399	$448,599
Mercury Systems, Inc.*	36,152	2,490,149
		2,938,748
ALTERNATIVE CARRIERS—1.2%
Bandwidth, Inc., Cl. A*	19,520	3,130,130

APPAREL RETAIL—0.9%
Burlington Stores, Inc.*	12,765	2,471,049

APPLICATION SOFTWARE—19.9%
ACI Worldwide, Inc.*	119,603	3,488,820
Avalara, Inc.*	44,164	6,582,645
Benefitfocus, Inc.*	62,377	640,612
Bill.com Holdings, Inc.*	18,722	1,872,200
Blackbaud, Inc.	37,136	1,832,290
Blackline, Inc.*	21,776	2,127,080
Coupa Software, Inc.*	12,528	3,353,746
Everbridge, Inc.*	33,019	3,456,759
Guidewire Software, Inc.*	22,593	2,171,413
HubSpot, Inc.*	21,274	6,170,950
Manhattan Associates, Inc.*	24,956	2,133,738
Medallia, Inc.*	19,463	553,722
Paycom Software, Inc.*	13,714	4,993,131
Q2 Holdings, Inc.*	43,006	3,923,867
Smartsheet, Inc., Cl. A*	33,284	1,659,207
SPS Commerce, Inc.*	34,680	2,968,261
Tyler Technologies, Inc.*	8,698	3,343,337
Vertex, Inc., Cl. A*	21,864	529,983
		51,801,761
ASSET MANAGEMENT & CUSTODY BANKS—0.3%
Affiliated Managers Group, Inc.	8,801	663,331

BIOTECHNOLOGY—4.6%
Biodesix, Inc.*	36,565	454,503
BioNTech SE#,*	8,695	742,205
CareDx, Inc.*	122,820	6,024,320
Exact Sciences Corp.*	17,366	2,150,432
Moderna, Inc.*	27,108	1,828,977
Turning Point Therapeutics, Inc.*	9,077	836,809
		12,037,246
CASINOS & GAMING—2.6%
DraftKings, Inc., Cl. A*	118,870	4,207,998
Penn National Gaming, Inc.*	46,315	2,500,084
		6,708,082
CONSUMER FINANCE—0.5%
dMY Technology Group, Inc. II, Cl. A*	137,321	1,380,076

DIVERSIFIED SUPPORT SERVICES—0.5%
IAA, Inc.*	22,815	1,291,101

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—87.5% (CONT.)	SHARES	VALUE
ELECTRICAL COMPONENTS & EQUIPMENT—1.5%
Sunrun, Inc.*	76,346	$3,971,519

ELECTRONIC COMPONENTS—0.7%
Dolby Laboratories, Inc., Cl. A	24,413	1,832,928

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.4%
Cognex Corp.	55,477	3,655,934

FINANCIAL EXCHANGES & DATA—0.7%
Tradeweb Markets, Inc., Cl. A	33,873	1,845,401

FOOD DISTRIBUTORS—0.5%
The Chefs’ Warehouse, Inc.*	31,279	422,892
US Foods Holding Corp.*	39,717	830,085
		1,252,977
HEALTHCARE EQUIPMENT—12.1%
ABIOMED, Inc.*	13,894	3,499,621
Cantel Medical Corp.	68,643	3,283,881
CryoPort, Inc.*	63,039	2,530,385
DexCom, Inc.*	16,783	5,363,511
Inmode Ltd.*	16,083	587,994
Inogen, Inc.*	23,877	697,447
Insulet Corp.*	35,905	7,979,887
Mesa Laboratories, Inc.	4,924	1,287,183
Tandem Diabetes Care, Inc.*	56,612	6,170,708
		31,400,617
HEALTHCARE SERVICES—1.7%
1Life Healthcare, Inc.*	10,468	295,302
Guardant Health, Inc.*	32,574	3,474,343
Progenity, Inc.*	129,580	646,604
		4,416,249
HEALTHCARE SUPPLIES—6.0%
Neogen Corp.*	67,758	4,725,443
Quidel Corp.*,(a)	40,395	10,837,574
		15,563,017
HEALTHCARE TECHNOLOGY—7.4%
Livongo Health, Inc.*	9,902	1,263,792
Teladoc Health, Inc.*	21,969	4,316,030
Veeva Systems, Inc., Cl. A*	37,434	10,109,052
Vocera Communications, Inc.*	111,573	3,657,363
		19,346,237
HOME IMPROVEMENT RETAIL—0.0%
Leslie’s, Inc.*	4,062	89,242

HOMEFURNISHING RETAIL—0.7%
Bed Bath & Beyond, Inc.	86,129	1,705,354

HYPERMARKETS & SUPER CENTERS—1.1%
BJ’s Wholesale Club Holdings, Inc.*	77,412	2,964,105

INSURANCE BROKERS—0.3%
eHealth, Inc.*	12,457	835,989

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—87.5% (CONT.)	SHARES	VALUE
INTERACTIVE HOME ENTERTAINMENT—0.5%
Take-Two Interactive Software, Inc.*	8,763	$1,357,564

INTERACTIVE MEDIA & SERVICES—0.2%
Eventbrite, Inc., Cl. A*	69,764	643,922

INTERNET & DIRECT MARKETING RETAIL—1.7%
Farfetch Ltd., Cl. A*	42,325	1,190,602
Fiverr International Ltd.*	18,744	2,744,497
The RealReal, Inc.*	34,360	432,592
		4,367,691
INTERNET SERVICES & INFRASTRUCTURE—2.6%
BigCommerce Holdings, Inc.*	349	25,617
Shopify, Inc., Cl. A*	7,319	6,773,222
		6,798,839
LEISURE FACILITIES—0.6%
Planet Fitness, Inc., Cl. A*	28,429	1,684,987

LIFE SCIENCES TOOLS & SERVICES—6.9%
Bio-Techne Corp.	26,081	6,583,106
NanoString Technologies, Inc.*	89,463	3,278,819
NeoGenomics, Inc.*	76,789	3,012,432
PRA Health Sciences, Inc.*	23,175	2,258,172
Repligen Corp.*	17,177	2,861,173
		17,993,702
MANAGED HEALTHCARE—0.6%
HealthEquity, Inc.*	30,865	1,589,239

MOVIES & ENTERTAINMENT—0.5%
Live Nation Entertainment, Inc.*	26,506	1,293,493

OIL & GAS EXPLORATION & PRODUCTION—0.4%
Magnolia Oil & Gas Corp., Cl. A*	248,127	1,076,871

PHARMACEUTICALS—0.1%
Aerie Pharmaceuticals, Inc.*	30,019	318,502

REGIONAL BANKS—0.4%
Webster Financial Corp.	34,091	1,098,071

RESTAURANTS—2.2%
Shake Shack, Inc., Cl. A*	39,779	2,685,878
Wingstop, Inc.	25,334	2,947,104
		5,632,982
SEMICONDUCTOR EQUIPMENT—0.7%
SolarEdge Technologies, Inc.*	7,100	1,829,599

SEMICONDUCTORS—1.2%
Universal Display Corp.	15,358	3,045,645

SPECIALTY CHEMICALS—1.3%
Balchem Corp.	34,133	3,411,593

SPECIALTY STORES—0.8%
Five Below, Inc.*	8,979	1,197,260
Sportsman’s Warehouse Holdings, Inc.*	66,793	869,645
		2,066,905

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2020 (Continued)

COMMON STOCKS—87.5% (CONT.)	SHARES	VALUE
SYSTEMS SOFTWARE—1.1%
Proofpoint, Inc.*	29,877	$2,860,424

TOTAL COMMON STOCKS
(Cost $111,265,275)		228,371,122

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(b),(c)	133,263	19,989
(Cost $599,684)		19,989

RIGHTS—0.1%	SHARES	VALUE
BIOTECHNOLOGY—0.1%
Tolero CDR*,@,(c),(d)	528,559	364,706
(Cost $285,725)		364,706

REAL ESTATE INVESTMENT TRUST—2.1%	SHARES	VALUE
SPECIALIZED—2.1%
Digital Realty Trust, Inc.	38,387	5,539,244
(Cost $4,912,427)		5,539,244

SPECIAL PURPOSE VEHICLE—0.5%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.5%
Crosslink Ventures Capital LLC*,@,(b),(c)	51	1,275,000
(Cost $1,275,000)		1,275,000
Total Investments
(Cost $118,338,111)	90.2%	$235,570,061
Affiliated Securities (Cost $1,874,684)		1,294,989
Unaffiliated Securities (Cost $116,463,427)		234,275,072
Other Assets in Excess of Liabilities	9.8%	25,506,683
NET ASSETS	100.0%	$261,076,744

#	American Depositary Receipts.
(a)	Restricted security - Security restricted from resale until the public disclosure of the company’s financial results for the year ending December 31, 2020.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(d)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2020
Crosslink Ventures Capital LLC	10/2/20	$1,275,000	0.49%	$1,275,000	0.49%
Prosetta Biosciences, Inc., Series D	2/6/15	599,684	0.10%	19,989	0.01%
Tolero CDR	2/6/17	285,725	0.16%	364,706	0.14%
Total				$1,659,695	0.64%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities October 31, 2020

	Alger Capital
	Appreciation		Alger Focus Equity
	Institutional Fund		Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$3,636,572,244		$1,074,879,622
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	3,075,000		11,524
Cash and cash equivalents	5,311,941		4,039,795
Receivable for investment securities sold	70,985,346		17,475,082
Receivable for shares of beneficial interest sold	4,806,738		1,688,052
Dividends and interest receivable	800,248		157,095
Receivable from Investment Manager	26,445		1,941
Prepaid expenses	142,957		62,888
Total Assets	3,721,720,919		1,098,315,999

LIABILITIES:
Payable for investment securities purchased	52,095,419		17,154,336
Payable for shares of beneficial interest redeemed	15,953,883		2,817,022
Accrued investment advisory fees	2,369,394		494,807
Accrued transfer agent fees	911,572		67,700
Accrued distribution fees	235,218		70,177
Accrued administrative fees	90,355		26,168
Accrued shareholder servicing fees	592,435		14,217
Accrued shareholder administrative fees	32,856		10,357
Accrued trustee fees	9,073		2,556
Accrued other expenses	209,737		94,458
Total Liabilities	72,499,942		20,751,798
NET ASSETS	$3,649,220,977		$1,077,564,201

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	1,541,812,733		731,077,836
Distributable earnings	2,107,408,244		346,486,365
NET ASSETS	$3,649,220,977		$1,077,564,201
* Identified cost	$2,070,729,384	(a)	$787,784,150	(b)
** Identified cost	$3,075,000	(a)	$345,713	(b)

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Assets and Liabilities October 31, 2020 (Continued)

	Alger Capital
	Appreciation	Alger Focus Equity
	Institutional Fund	Fund
NET ASSETS BY CLASS:
Class A	$—	$89,028,433
Class C	$—	$57,067,442
Class I	$2,105,434,702	$63,657,809
Class R	$520,171,615	$—
Class Y	$484,362,160	$121,688,183
Class Z	$—	$746,122,334
Class Z-2	$539,252,500	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	—	1,753,515
Class C	—	1,198,214
Class I	48,777,067	1,246,391
Class R	14,020,391	—
Class Y	11,030,754	2,334,573
Class Z	—	14,342,459
Class Z-2	12,303,377	—

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$—	$50.77
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$—	$53.58
Class C — Net Asset Value Per Share Class C	$—	$47.63
Class I — Net Asset Value Per Share Class I	$43.16	$51.07
Class R — Net Asset Value Per Share Class R	$37.10	$—
Class Y — Net Asset Value Per Share Class Y	$43.91	$52.12
Class Z — Net Asset Value Per Share Class Z	$—	$52.02
Class Z-2 — Net Asset Value Per Share Class Z-2	$43.83	$—

See Notes to Financial Statements.

(a)	At October 31, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $2,106,600,985, amounted to $1,533,046,259 which consisted of aggregate gross unrealized appreciation of $1,575,633,741 and aggregate gross unrealized depreciation of $42,587,482.
(b)	At October 31, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $800,924,201, amounted to $273,966,945 which consisted of aggregate gross unrealized appreciation of $288,179,752 and aggregate gross unrealized depreciation of $14,212,807.

THE ALGER INSTITUTIONAL FUNDS
Statements of Assets and Liabilities October 31, 2020 (Continued)

	Alger Mid Cap		Alger Small Cap
	Growth Institutional		Growth Institutional
	Fund		Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$108,800,204		$234,275,072
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	574,901		1,294,989
Cash and cash equivalents	1,700,445		29,851,214
Receivable for shares of beneficial interest sold	115,140		432,417
Dividends and interest receivable	2,399		—
Prepaid expenses	44,782		39,726
Total Assets	111,237,871		265,893,418

LIABILITIES:
Payable for investment securities purchased	737,027		4,005,178
Payable for shares of beneficial interest redeemed	532,753		442,014
Accrued investment advisory fees	74,190		188,430
Accrued transfer agent fees	28,515		52,493
Accrued distribution fees	2,756		4,518
Accrued administrative fees	2,685		6,397
Accrued shareholder servicing fees	20,771		36,299
Accrued shareholder administrative fees	976		2,326
Accrued trustee fees	257		592
Accrued other expenses	64,804		78,427
Total Liabilities	1,464,734		4,816,674
NET ASSETS	$109,773,137		$261,076,744

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	67,946,895		131,280,692
Distributable earnings	41,826,242		129,796,052
NET ASSETS	$109,773,137		$261,076,744
* Identified cost	$79,114,256	(a)	$116,463,427	(b)
** Identified cost	$1,297,040	(a)	$1,874,684	(b)

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Assets and Liabilities October 31, 2020 (Continued)

	Alger Mid Cap	Alger Small Cap
	Growth Institutional	Growth Institutional
	Fund	Fund
NET ASSETS BY CLASS:
Class I	$86,228,403	$152,182,761
Class R	$6,092,563	$9,939,827
Class Z-2	$17,452,171	$98,954,156

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I	2,130,708	5,906,371
Class R	168,900	499,034
Class Z-2	425,801	3,791,783

NET ASSET VALUE PER SHARE:
Class I — Net Asset Value Per Share Class I	$40.47	$25.77
Class R — Net Asset Value Per Share Class R	$36.07	$19.92
Class Z-2 — Net Asset Value Per Share Class Z-2	$40.99	$26.10

See Notes to Financial Statements.

(a)	At October 31, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $82,158,019, amounted to $27,217,086 which consisted of aggregate gross unrealized appreciation of $30,491,114 and aggregate gross unrealized depreciation of $3,274,028.
(b)	At October 31, 2020, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $121,029,168, amounted to $114,540,893 which consisted of aggregate gross unrealized appreciation of $122,996,483 and aggregate gross unrealized depreciation of $8,455,590.

THE ALGER INSTITUTIONAL FUNDS
Statements of Operations for the year ended October 31, 2020

	Alger Capital
	Appreciation	Alger Focus Equity
	Institutional Fund	Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$27,142,754	$6,280,913
Interest	46,262	38,340
Total Income	27,189,016	6,319,253

EXPENSES:
Investment advisory fees — Note 3(a)	25,866,598	4,247,533
Distribution fees — Note 3(c)
Class A	—	176,580
Class C	—	468,095
Class R	2,616,658	—
Shareholder servicing fees — Note 3(k)	6,534,517	200,595
Shareholder administrative fees — Note 3(f)	352,934	89,318
Administration fees — Note 3(b)	970,569	224,631
Custodian fees	187,712	96,469
Interest expenses	38,150	689
Transfer agent fees — Note 3(f)	1,744,278	180,199
Printing fees	116,678	66,670
Professional fees	151,758	58,726
Registration fees	110,420	119,888
Trustee fees — Note 3(g)	114,261	26,274
Other expenses	679,944	164,849
Total Expenses	39,484,477	6,120,516
Less, expense reimbursements/waivers — Note 3(a)	(278,826)	(30,099)
Net Expenses	39,205,651	6,090,417
NET INVESTMENT INCOME (LOSS)	(12,016,635)	228,836

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	590,476,999	68,709,803
Net realized (loss) on foreign currency transactions	(98,665)	(70,942)
Net change in unrealized appreciation on unaffiliated investments	461,628,860	205,125,652
Net change in unrealized (depreciation) on affiliated investments	—	(69,910)
Net change in unrealized (depreciation) on foreign currency	(3,904)	—
Net realized and unrealized gain on investments and foreign currency	1,052,003,290	273,694,603
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,039,986,655	$273,923,439
* Foreign withholding taxes	$326,300	$46,745

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Operations for the year ended October 31, 2020 (Continued)

	Alger Mid Cap	Alger Small Cap
	Growth Institutional	Growth Institutional
	Fund	Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$519,868	$368,219
Interest	3,716	19,611
Total Income	523,584	387,830

EXPENSES:
Investment advisory fees — Note 3(a)	716,490	1,563,442
Distribution fees — Note 3(c)
Class R	33,453	46,102
Shareholder servicing fees — Note 3(k)	204,687	325,490
Shareholder administrative fees — Note 3(f)	9,427	19,302
Administration fees — Note 3(b)	25,926	53,081
Custodian fees	62,426	55,474
Interest expenses	792	456
Transfer agent fees — Note 3(f)	50,419	86,744
Printing fees	10,041	29,810
Professional fees	54,181	54,970
Registration fees	56,339	60,106
Trustee fees — Note 3(g)	3,043	5,986
Other expenses	41,622	59,945
Total Expenses	1,268,846	2,360,908
Less, expense reimbursements/waivers — Note 3(a)	(1,183)	(8,530)
Net Expenses	1,267,663	2,352,378
NET INVESTMENT LOSS	(744,079)	(1,964,548)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	14,868,186	18,540,662
Net realized gain on foreign currency transactions	1,124	—
Net change in unrealized appreciation on unaffiliated investments	18,644,228	53,027,076
Net change in unrealized (depreciation) on affiliated investments	(151,069)	(121,270)
Net change in unrealized appreciation on foreign currency	8	—
Net realized and unrealized gain on investments and foreign currency	33,362,477	71,446,468
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,618,398	$69,481,920
* Foreign withholding taxes	$1,848	$—

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets

	Alger Capital Appreciation Institutional Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Net investment loss	$(12,016,635)	$(7,397,018)
Net realized gain on investments and foreign currency	590,378,334	326,020,196
Net change in unrealized appreciation on investments and foreign currency	461,624,956	155,497,636
Net increase in net assets resulting from operations	1,039,986,655	474,120,814

Dividends and distributions to shareholders:
Class I	(200,011,978)	(228,361,283)
Class R	(58,241,889)	(65,649,382)
Class Y	(34,356,897)	(17,935,797)
Class Z-2	(45,806,329)	(46,762,552)
Total dividends and distributions to shareholders	(338,417,093)	(358,709,014)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(341,194,835)	(296,028,131)
Class R	(98,309,581)	(80,504,650)
Class Y	54,422,986	150,764,298
Class Z-2	(22,794,851)	(17,949,353)
Net decrease from shares of beneficial interest transactions — Note 6	(407,876,281)	(243,717,836)
Total increase (decrease)	293,693,281	(128,306,036)

Net Assets:
Beginning of period	3,355,527,696	3,483,833,732
END OF PERIOD	$3,649,220,977	$3,355,527,696

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Focus Equity Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Net investment income	$228,836	$798,636
Net realized gain on investments and foreign currency	68,638,861	6,753,272
Net change in unrealized appreciation on investments	205,055,742	66,551,480
Net increase in net assets resulting from operations	273,923,439	74,103,388

Dividends and distributions to shareholders:
Class A	(1,113,560)	(1,751,632)
Class C	(803,917)	(1,389,363)
Class I	(1,526,332)	(1,705,044)
Class Y	(1,574,517)	(2,863,709)
Class Z	(8,371,220)	(9,580,668)
Total dividends and distributions to shareholders	(13,389,546)	(17,290,416)

Increase (decrease) from shares of beneficial interest transactions:
Class A	13,845,608	5,411,632
Class C	5,921,949	7,344,008
Class I	(33,712,496)	26,831,576
Class Y	26,745,124	4,740,183
Class Z	224,117,879	141,135,285
Net increase from shares of beneficial interest transactions — Note 6	236,918,064	185,462,684
Total increase	497,451,957	242,275,656

Net Assets:
Beginning of period	580,112,244	337,836,588
END OF PERIOD	$1,077,564,201	$580,112,244

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Mid Cap Growth Institutional Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Net investment loss	$(744,079)	$(721,950)
Net realized gain on investments and foreign currency	14,869,310	7,148,715
Net change in unrealized appreciation on investments and foreign currency	18,493,167	4,742,536
Net increase in net assets resulting from operations	32,618,398	11,169,301

Dividends and distributions to shareholders:
Class I	(5,942,045)	(5,058,264)
Class R	(709,966)	(731,578)
Class Z-2	(986,240)	(847,415)
Total dividends and distributions to shareholders	(7,638,251)	(6,637,257)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(7,589,143)	(9,826,491)
Class R	(3,375,494)	(3,044,788)
Class Z-2	2,122,368	32,766
Net decrease from shares of beneficial interest transactions — Note 6	(8,842,269)	(12,838,513)
Total increase (decrease)	16,137,878	(8,306,469)

Net Assets:
Beginning of period	93,635,259	101,941,728
END OF PERIOD	$109,773,137	$93,635,259

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Small Cap Growth Institutional Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Net investment loss	$(1,964,548)	$(1,961,469)
Net realized gain on investments	18,540,662	27,488,680
Net change in unrealized appreciation (depreciation) on investments and foreign currency	52,905,806	(6,804,043)
Net increase in net assets resulting from operations	69,481,920	18,723,168

Dividends and distributions to shareholders:
Class I	(16,684,165)	(15,958,474)
Class R	(1,835,545)	(1,321,082)
Class Z-2	(8,353,315)	(5,897,370)
Total dividends and distributions to shareholders	(26,873,025)	(23,176,926)

Increase (decrease) from shares of beneficial interest transactions:
Class I	28,151,365	(33,806,063)
Class R	(219,458)	(54,453)
Class Z-2	38,130,343	(596,833)
Net increase (decrease) from shares of beneficial interest transactions — Note 6	66,062,250	(34,457,349)
Total increase (decrease)	108,671,145	(38,911,107)

Net Assets:
Beginning of period	152,405,599	191,316,706
END OF PERIOD	$261,076,744	$152,405,599

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Capital Appreciation Institutional Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$35.43	$34.51	$33.96	$26.44	$28.48
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.14)	(0.07)	(0.05)	—	0.02
Net realized and unrealized gain (loss) on investments	11.44	4.54	2.79	7.71	(0.02)
Total from investment operations	11.30	4.47	2.74	7.71	—
Distributions from net realized gains	(3.57)	(3.55)	(2.19)	(0.19)	(2.04)
Net asset value, end of period	$43.16	$35.43	$34.51	$33.96	$26.44
Total return	34.58%	15.20%	8.46%	29.38%	(0.08)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,105,435	$2,028,574	$2,259,000	$2,451,822	$2,965,503
Ratio of gross expenses to average net assets	1.13%	1.16%	1.15%	1.14%	1.12%
Ratio of expense reimbursements to average net assets	—	—	— (ii)	—	—
Ratio of net expenses to average net assets	1.13%	1.16%	1.15%	1.14%	1.12%
Ratio of net investment income (loss) to average net assets	(0.36)%	(0.21)%	(0.16)%	0.01%	0.07%
Portfolio turnover rate	83.95%	80.36%	64.77%	66.72%	94.56%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than 0.005% per share.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

	Class R
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Capital Appreciation Institutional Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$31.05	$30.83	$30.70	$24.03	$26.19
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.26)	(0.20)	(0.19)	(0.13)	(0.10)
Net realized and unrealized gain (loss) on investments	9.88	3.97	2.51	6.99	(0.02)
Total from investment operations	9.62	3.77	2.32	6.86	(0.12)
Distributions from net realized gains	(3.57)	(3.55)	(2.19)	(0.19)	(2.04)
Net asset value, end of period	$37.10	$31.05	$30.83	$30.70	$24.03
Total return	33.99%	14.69%	7.96%	28.78%	(0.57)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$520,172	$525,018	$595,010	$654,966	$578,297
Ratio of gross expenses to average net assets	1.58%	1.61%	1.59%	1.62%	1.61%
Ratio of expense reimbursements to average net assets	—	—	— (ii)	—	—
Ratio of net expenses to average net assets	1.58%	1.61%	1.59%	1.62%	1.61%
Ratio of net investment loss to average net assets	(0.80)%	(0.67)%	(0.60)%	(0.48)%	(0.41)%
Portfolio turnover rate	83.95%	80.36%	64.77%	66.72%	94.56%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than 0.005% per share.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

	Class Y
				From 2/28/2017
				(commencement
	Year ended	Year ended	Year ended	of operations) to
Alger Capital Appreciation Institutional Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017(i)
Net asset value, beginning of period	$35.86	$34.75	$34.05	$28.85
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	— (iii)	0.05	0.08	0.02
Net realized and unrealized gain on investments	11.62	4.61	2.81	5.18
Total from investment operations	11.62	4.66	2.89	5.20
Distributions from net realized gains	(3.57)	(3.55)	(2.19)	—
Net asset value, end of period	$43.91	$35.86	$34.75	$34.05
Total return	35.10%	15.69%	8.90%	18.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$484,362	$337,299	$166,778	$97,889
Ratio of gross expenses to average net assets	0.82%	0.84%	0.83%	0.85%
Ratio of expense reimbursements to average net assets	(0.07)%	(0.09)%	(0.10)%	(0.10)%
Ratio of net expenses to average net assets	0.75%	0.75%	0.73%	0.75%
Ratio of net investment income (loss) to average net assets	(0.01)%	0.14%	0.22%	0.10%
Portfolio turnover rate	83.95%	80.36%	64.77%	66.72%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than $0.005 per share.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

	Class Z-2
					From 10/14/2016
					(commencement
	Year ended	Year ended	Year ended	Year ended	of operations) to
Alger Capital Appreciation Institutional Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016(i)
Net asset value, beginning of period	$35.82	$34.74	$34.08	$26.44	$26.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.02)	0.03	0.06	0.07	0.01
Net realized and unrealized gain (loss) on investments	11.60	4.60	2.79	7.76	(0.24)
Total from investment operations	11.58	4.63	2.85	7.83	(0.23)
Distributions from net realized gains	(3.57)	(3.55)	(2.19)	(0.19)	—
Net asset value, end of period	$43.83	$35.82	$34.74	$34.08	$26.44
Total return	35.02%	15.56%	8.80%	29.83%	(0.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$539,253	$464,636	$463,046	$436,145	$2,212
Ratio of gross expenses to average net assets	0.82%	0.83%	0.82%	0.84%	3.11%
Ratio of expense reimbursements to average net assets	—	—	— (iii)	—	(2.16)%
Ratio of net expenses to average net assets	0.82%	0.83%	0.82%	0.84%	0.95%
Ratio of net investment income (loss) to average net assets	(0.05)%	0.10%	0.16%	0.22%	1.29%
Portfolio turnover rate	83.95%	80.36%	64.77%	66.72%	94.56%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than 0.005% per share.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Focus Equity Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$37.33	$34.00	$31.74	$23.95	$24.13
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.07)	— (ii)	(0.06)	0.01	(0.03)
Net realized and unrealized gain on investments	14.29	4.95	3.55	7.78	0.12
Total from investment operations	14.22	4.95	3.49	7.79	0.09
Dividends from net investment income	(0.02)	—	—	—	—
Distributions from net realized gains	(0.76)	(1.62)	(1.23)	—	(0.27)
Net asset value, end of period	$50.77	$37.33	$34.00	$31.74	$23.95
Total return(iii)	38.75%	15.56%	11.33%	32.53%	0.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$89,028	$53,533	$43,621	$23,693	$25,524
Ratio of gross expenses to average net assets	0.95%	1.00%	1.03%	1.11%	1.26%
Ratio of expense reimbursements to average net assets	—	—	—	—	(0.07)%
Ratio of net expenses to average net assets	0.95%	1.00%	1.03%	1.11%	1.19%
Ratio of net investment income (loss) to average net assets	(0.16)%	(0.01)%	(0.17)%	0.03%	(0.13)%
Portfolio turnover rate	99.52%	134.50%	135.54%	98.57%	127.40%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than $0.005 per share.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Focus Equity Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$35.30	$32.47	$30.59	$23.27	$23.62
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.38)	(0.26)	(0.31)	(0.21)	(0.20)
Net realized and unrealized gain on investments	13.47	4.71	3.42	7.53	0.12
Total from investment operations	13.09	4.45	3.11	7.32	(0.08)
Distributions from net realized gains	(0.76)	(1.62)	(1.23)	—	(0.27)
Net asset value, end of period	$47.63	$35.30	$32.47	$30.59	$23.27
Total return(ii)	37.73%	14.68%	10.51%	31.46%	(0.36)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$57,067	$37,169	$26,366	$18,660	$12,021
Ratio of gross expenses to average net assets	1.71%	1.75%	1.80%	1.90%	2.03%
Ratio of expense reimbursements to average net assets	—	—	—	—	(0.10)%
Ratio of net expenses to average net assets	1.71%	1.75%	1.80%	1.90%	1.93%
Ratio of net investment loss to average net assets	(0.91)%	(0.77)%	(0.93)%	(0.79)%	(0.87)%
Portfolio turnover rate	99.52%	134.50%	135.54%	98.57%	127.40%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Focus Equity Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$37.56	$34.17	$31.88	$24.06	$24.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.03)	0.01	(0.05)	0.01	(0.02)
Net realized and unrealized gain on investments	14.37	5.00	3.57	7.81	0.12
Total from investment operations	14.34	5.01	3.52	7.82	0.10
Dividends from net investment income	(0.07)	—	—	—	—
Distributions from net realized gains	(0.76)	(1.62)	(1.23)	—	(0.27)
Net asset value, end of period	$51.07	$37.56	$34.17	$31.88	$24.06
Total return(ii)	38.81%	15.66%	11.40%	32.50%	0.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$63,658	$68,705	$37,070	$23,952	$22,527
Ratio of gross expenses to average net assets	0.93%	0.96%	1.02%	1.12%	1.30%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.04)%	(0.02)%	—	(0.15)%
Ratio of net expenses to average net assets	0.89%	0.92%	1.00%	1.12%	1.15%
Ratio of net investment income (loss) to average net assets	(0.06)%	0.04%	(0.13)%	0.02%	(0.09)%
Portfolio turnover rate	99.52%	134.50%	135.54%	98.57%	127.40%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

	Class Y
				From 2/28/2017
				(commencement
	Year ended	Year ended	Year ended	of operations) to
Alger Focus Equity Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017(i)
Net asset value, beginning of period	$38.29	$34.79	$32.33	$26.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.07	0.12	0.04	(0.01)
Net realized and unrealized gain on investments	14.65	5.08	3.65	5.48
Total from investment operations	14.72	5.20	3.69	5.47
Dividends from net investment income	(0.13)	(0.08)	—	—
Distributions from net realized gains	(0.76)	(1.62)	(1.23)	—
Net asset value, end of period	$52.12	$38.29	$34.79	$32.33
Total return(iii)	39.17%	15.97%	11.78%	20.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$121,688	$69,175	$57,880	$4,319
Ratio of gross expenses to average net assets	0.63%	0.66%	0.70%	1.51%
Ratio of expense reimbursements to average net assets	—	(0.01)%	(0.05)%	(0.86)%
Ratio of net expenses to average net assets	0.63%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	0.16%	0.34%	0.11%	(0.05)%
Portfolio turnover rate	99.52%	134.50%	135.54%	98.57%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

	Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Focus Equity Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$38.21	$34.73	$32.28	$24.30	$24.41
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.06	0.11	0.05	0.07	0.03
Net realized and unrealized gain on investments	14.64	5.07	3.63	7.91	0.13
Total from investment operations	14.70	5.18	3.68	7.98	0.16
Dividends from net investment income	(0.13)	(0.08)	—	—	—
Distributions from net realized gains	(0.76)	(1.62)	(1.23)	—	(0.27)
Net asset value, end of period	$52.02	$38.21	$34.73	$32.28	$24.30
Total return(ii)	39.20%	15.93%	11.74%	32.84%	0.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$746,122	$351,530	$172,900	$61,721	$15,693
Ratio of gross expenses to average net assets	0.63%	0.66%	0.71%	0.84%	1.05%
Ratio of expense reimbursements to average net assets	—	—	(0.02)%	—	(0.12)%
Ratio of net expenses to average net assets	0.63%	0.66%	0.69%	0.84%	0.93%
Ratio of net investment income to average net assets	0.13%	0.29%	0.15%	0.25%	0.12%
Portfolio turnover rate	99.52%	134.50%	135.54%	98.57%	127.40%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Mid Cap Growth Institutional Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$31.04	$30.20	$28.65	$21.59	$22.54
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.27)	(0.21)	(0.25)	(0.13)	(0.05)
Net realized and unrealized gain (loss) on investments	12.27	3.03	1.80	7.19	(0.90)
Total from investment operations	12.00	2.82	1.55	7.06	(0.95)
Distributions from net realized gains	(2.57)	(1.98)	—	—	—
Net asset value, end of period	$40.47	$31.04	$30.20	$28.65	$21.59
Total return	41.71%	10.76%	5.44%	32.70%	(4.21)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$86,228	$73,274	$79,954	$85,890	$81,782
Ratio of gross expenses to average net assets	1.35%	1.35%	1.34%	1.28%	1.25%
Ratio of net expenses to average net assets	1.35%	1.35%	1.34%	1.28%	1.25%
Ratio of net investment loss to average net assets	(0.80)%	(0.70)%	(0.80)%	(0.50)%	(0.24)%
Portfolio turnover rate	180.30%	182.64%	127.57%	157.49%	95.75%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

	Class R
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Mid Cap Growth Institutional Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$28.06	$27.64	$26.35	$19.96	$20.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.36)	(0.32)	(0.36)	(0.24)	(0.16)
Net realized and unrealized gain (loss) on investments	10.94	2.72	1.65	6.63	(0.84)
Total from investment operations	10.58	2.40	1.29	6.39	(1.00)
Distributions from net realized gains	(2.57)	(1.98)	—	—	—
Net asset value, end of period	$36.07	$28.06	$27.64	$26.35	$19.96
Total return	41.03%	10.24%	4.90%	32.01%	(4.82)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,093	$7,952	$10,672	$12,943	$13,093
Ratio of gross expenses to average net assets	1.83%	1.85%	1.82%	1.81%	1.82%
Ratio of net expenses to average net assets	1.83%	1.85%	1.82%	1.81%	1.82%
Ratio of net investment loss to average net assets	(1.22)%	(1.18)%	(1.28)%	(1.04)%	(0.81)%
Portfolio turnover rate	180.30%	182.64%	127.57%	157.49%	95.75%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

	Class Z-2
					From 10/14/2016
					(commencement
	Year ended	Year ended	Year ended	Year ended	of operations) to
Alger Mid Cap Growth Institutional Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016(i)
Net asset value, beginning of period	$31.31	$30.36	$28.72	$21.59	$21.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.16)	(0.12)	(0.17)	(0.08)	0.04
Net realized and unrealized gain (loss) on investments	12.41	3.05	1.81	7.21	(0.40)
Total from investment operations	12.25	2.93	1.64	7.13	(0.36)
Distributions from net realized gains	(2.57)	(1.98)	—	—	—
Net asset value, end of period	$40.99	$31.31	$30.36	$28.72	$21.59
Total return	42.18%	11.08%	5.74%	33.02%	(1.64)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$17,452	$12,409	$11,316	$8,810	$113
Ratio of gross expenses to average net assets	1.05%	1.09%	1.08%	1.14%	32.21%
Ratio of expense reimbursements to average net assets	(0.01)%	(0.04)%	(0.03)%	(0.09)%	(31.16)%
Ratio of net expenses to average net assets	1.04%	1.05%	1.05%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	(0.48)%	(0.40)%	(0.53)%	(0.31)%	4.35%
Portfolio turnover rate	180.30%	182.64%	127.57%	157.49%	95.75%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Small Cap Growth Institutional Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$21.49	$22.53	$20.52	$14.83	$23.10
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.24)	(0.25)	(0.22)	(0.14)	(0.10)
Net realized and unrealized gain (loss) on investments	8.32	1.95	2.81	5.83	(0.54)
Total from investment operations	8.08	1.70	2.59	5.69	(0.64)
Dividends from net investment income	(0.03)	—	—	—	—
Distributions from net realized gains	(3.77)	(2.74)	(0.58)	—	(7.63)
Net asset value, end of period	$25.77	$21.49	$22.53	$20.52	$14.83
Total return	44.12%	10.20%	12.96%	38.37%	(3.76)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$152,183	$95,853	$132,526	$130,527	$129,188
Ratio of gross expenses to average net assets	1.30%	1.35%	1.32%	1.32%	1.28%
Ratio of net expenses to average net assets	1.30%	1.35%	1.32%	1.32%	1.28%
Ratio of net investment loss to average net assets	(1.10)%	(1.16)%	(1.00)%	(0.77)%	(0.67)%
Portfolio turnover rate	23.78%	14.93%	28.20%	29.70%	55.08%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

	Class R
	Year ended	Year ended	Year ended	Year ended	Year ended
Alger Small Cap Growth Institutional Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016
Net asset value, beginning of period	$17.48	$18.97	$17.44	$12.67	$20.92
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.27)	(0.28)	(0.27)	(0.19)	(0.16)
Net realized and unrealized gain (loss) on investments	6.48	1.53	2.38	4.96	(0.46)
Total from investment operations	6.21	1.25	2.11	4.77	(0.62)
Distributions from net realized gains	(3.77)	(2.74)	(0.58)	—	(7.63)
Net asset value, end of period	$19.92	$17.48	$18.97	$17.44	$12.67
Total return	43.38%	9.67%	12.48%	37.65%	(4.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$9,940	$8,690	$9,238	$11,253	$12,675
Ratio of gross expenses to average net assets	1.80%	1.81%	1.77%	1.82%	1.80%
Ratio of net expenses to average net assets	1.80%	1.81%	1.77%	1.82%	1.80%
Ratio of net investment loss to average net assets	(1.58)%	(1.63)%	(1.44)%	(1.27)%	(1.20)%
Portfolio turnover rate	23.78%	14.93%	28.20%	29.70%	55.08%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

	Class Z-2
					From 8/1/2016
					(commencement
	Year ended	Year ended	Year ended	Year ended	of operations) to
Alger Small Cap Growth Institutional Fund	10/31/2020	10/31/2019	10/31/2018	10/31/2017	10/31/2016(i)
Net asset value, beginning of period	$21.76	$22.70	$20.60	$14.84	$15.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.18)	(0.17)	(0.15)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	8.42	1.97	2.83	5.85	(0.48)
Total from investment operations	8.24	1.80	2.68	5.76	(0.51)
Dividends from net investment income	(0.13)	—	—	—	—
Distributions from net realized gains	(3.77)	(2.74)	(0.58)	—	—
Net asset value, end of period	$26.10	$21.76	$22.70	$20.60	$14.84
Total return	44.55%	10.61%	13.35%	38.81%	(3.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$98,954	$47,863	$49,552	$67,268	$41,787
Ratio of gross expenses to average net assets	0.99%	1.02%	1.00%	1.03%	1.07%
Ratio of expense reimbursements to average net assets	(0.01)%	(0.03)%	(0.01)%	(0.04)%	(0.08)%
Ratio of net expenses to average net assets	0.98%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment loss to average net assets	(0.79)%	(0.81)%	(0.66)%	(0.51)%	(0.76)%
Portfolio turnover rate	23.78%	14.93%	28.20%	29.70%	55.08%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii)	Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Institutional Funds (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946-Financial Services — Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in four series — Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A, C, I, R, Y, Z and Z-2. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I, R, Y, Z and Z-2 shares are sold to institutional investors without an initial or deferred sales charge. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the tenth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Effective August 27, 2019, Class C shares were closed to direct shareholders and are only available for purchase through certain financial intermediaries and group retirement plan recordkeeping platforms. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (the “Board”). Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

Investments in money market funds and short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board and described further herein.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Trust’s investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

FASB Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Funds may significantly differ from the valuations that would have been assigned by the Funds had there been an active market for such securities.

Valuation processes are determined by a Valuation Committee (“Committee”) authorized by the Board and comprised of representatives of the Trust’s investment adviser and officers of the Trust. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving the valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and the previous day’s price.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may also purchase put and call options. Such Funds pay a premium which is included in each Fund’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire unexercised are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year-end and have no impact on the net asset values of the Funds, and are designed to present each Fund’s capital accounts on a tax basis.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

(g) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

FASB Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Funds’ tax returns remains open for the tax years 2017-2020. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among each Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

(j) Recent Accounting Pronouncements: In August 2018, FASB issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Funds have complied with ASU 2018-13 for the year ended October 31, 2020, resulting in (1) new disclosures for the total unrealized gain or loss attributable to fair value changes in Level 3 securities, and (2) the elimination of the disclosure of (a) the reasons for and amounts of transfers between Level 1 and Level 2, and (b) the Funds’ valuation processes for Level 3 securities.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2020, is set forth below under the heading “Actual Rate”:

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital Appreciation Institutional Fund(a)	0.81%	0.65%	0.60%	0.55%	0.45%	0.73%
Alger Focus Equity Fund(b)	0.52%	—	—	—	—	0.52%
Alger Mid Cap Growth Institutional Fund(c)	0.76%	0.70%	—	—	—	0.76%
Alger Small Cap Growth Institutional Fund(c)	0.81%	0.75%	—	—	—	0.81%

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $3 billion, Tier 3 rate is paid on assets between $3 billion and $4 billion, Tier 4 rate is paid on assets between $4 billion and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.

(b) Tier 1 rate is paid on all assets.

(c) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

Alger Management has agreed to limit the expenses of certain share classes, effective through February 28, 2021, whereby it reimburses the share classes if annualized operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividend expenses on short sales, borrowing costs, brokerage and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

							FEES WAIVED /
							REIMBURSED FOR
							THE YEAR ENDED
	CLASS						OCTOBER 31,
	A	C	I	Y	Z	Z-2	2020
Alger Capital Appreciation Institutional Fund	—	—	—	0.75%	—	—	$278,826
Alger Focus Equity Fund	—	—	0.89%	0.65	0.68%	—	30,099
Alger Mid Cap Growth Institutional Fund	—	—	—	—	—	1.05%	1,183
Alger Small Cap Growth Institutional Fund	—	—	—	—	—	0.99	8,530

Alger Management may, during the first year of the two-year term of the expense limitation contract, recoup any fees waived or expenses reimbursed pursuant to the expense limitation contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment after the repayment of the recoupment is taken into account. For the period ended February 28, 2020, when the recoupment provision ended, the recoupments made by the Funds to the Investment Manager for the Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund were $2,671 and $239, respectively.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

(c) Distribution Fees:

Class A Shares: The Trust has adopted a Distribution Plan pursuant to which Class A shares of Alger Focus Equity Fund pays Fred Alger & Company, LLC, the Fund’s distributor and an affiliate of the Investment Manager (the “Distributor” or “Alger LLC”) a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the Fund to compensate Alger LLC for its activities and expenses incurred in distributing the share class and/or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger LLC.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of Alger Focus Equity Fund pays Alger LLC a fee at the annual rate of 1% of the average daily net assets of the Class C shares of the Fund to compensate Alger LLC for its activities and expenses incurred in distributing and/or servicing the Class C shares. The fees paid may be more or less than the expenses incurred by Alger LLC.

Class R Shares: The Trust has adopted a Distribution Plan pursuant to which Class R shares of each Fund issuing such shares pays Alger LLC a fee at the annual rate of 0.50% of the respective average daily net assets of the Class R shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing and/or servicing the Class R shares. The fees paid may be more or less than the expenses incurred by the Distributor.

(d) Sales Charges: Purchases and sales of shares of the Alger Focus Equity Fund may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. Effective July 24, 2020, Alger LLC does not collect any sales charges on assets held by direct shareholders. For the year ended October 31, 2020, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Focus Equity Fund	$—	$7,119

(e) Brokerage Commissions: During the year ended October 31, 2020, Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund paid Alger LLC commissions of $511,006, $102,134, $34,094 and $18,192, respectively, in connection with securities transactions.

(f) Shareholder Administrative Fees: The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for its liaising with, providing administrative oversight of, the Fund’s transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of their respective average daily net assets of the Class I, Class R, Class Y, Class Z and Class Z-2 shares for these services.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees. For the year ended October 31, 2020, Alger Management charged back to Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, $1,494,812, $70,652, $47,712 and $67,144, respectively, for these services, which are included in the transfer agent fees in the accompanying Statements of Operations.

(g) Trustee Fees: Each trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (“Independent Trustee”) receives a fee of $134,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds II, The Alger Portfolios and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

Prior to January 1, 2020, each Independent Trustee received a fee of $122,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board received additional compensation of $30,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $11,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management or its affiliate, Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Advisor”). There were no interfund trades during the year ended October 31, 2020.

(i) Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of October 31, 2020.

During the year ended October 31, 2020, Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund incurred interest expense of $36,476, $387, $644 and $434, respectively, in connection with interfund loans.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

(j) Other Transactions With Affiliates: Certain officers of the Trust are directors or officers of Alger Management, the Distributor, or their affiliates. At October 31, 2020, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	C	Y	Z	Z-2
Alger Capital Appreciation Institutional Fund	—	—	415	—	4,518
Alger Focus Equity Fund	7,530	7,563	408	38,745	—
Alger Mid Cap Growth Institutional Fund	—	—	—	—	4,909
Alger Small Cap Growth Institutional Fund	—	—	—	—	7,733

(k) Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with Alger LLC whereby Alger LLC provides Class I shares and Class R shares of the Trust with ongoing servicing of shareholder accounts. As compensation for such services, the Class I shares and Class R shares of each Fund pay Alger LLC a monthly fee at an annual rate of 0.25% of the value of the average daily net assets of those classes. The fees paid may be more or less than the expenses incurred by the Distributor.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by each Fund, other than U.S. Government securities and short-term securities, for the year ended October 31, 2020:

	PURCHASES	SALES
Alger Capital Appreciation Institutional Fund	$2,936,612,592	$3,697,323,173
Alger Focus Equity Fund	1,037,778,855	802,094,373
Alger Mid Cap Growth Institutional Fund	167,133,763	182,586,114
Alger Small Cap Growth Institutional Fund	68,037,053	43,914,986

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 5 — Borrowing:

The Funds may borrow from Brown Brothers Harriman & Co., the Funds’ Custodian (“BBH” or the “Custodian”), on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed taking into consideration relevant overnight and short-term reference rates, the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the year ended October 31, 2020, the Funds had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Capital Appreciation Institutional Fund	$2,736,080	1.39%
Alger Focus Equity Fund	49,574	1.39
Alger Mid Cap Growth Institutional Fund	36,362	2.18
Alger Small Cap Growth Institutional Fund	39,520	1.16

The highest amount borrowed from the Custodian and other funds during the year ended October 31, 2020 by each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Institutional Fund	$61,686,000
Alger Focus Equity Fund	9,246,000
Alger Mid Cap Growth Institutional Fund	1,279,866
Alger Small Cap Growth Institutional Fund	7,116,713

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Institutional Fund
Class I:
Shares sold	9,512,752	$354,784,336	8,417,215	$280,107,075
Dividends reinvested	5,785,382	196,992,265	7,740,393	224,935,972
Shares redeemed	(23,770,207)	(892,971,436)	(24,372,108)	(801,071,178)
Net decrease	(8,472,073)	$(341,194,835)	(8,214,500)	$(296,028,131)
Class R:
Shares sold	1,740,073	$56,013,443	1,762,903	$51,317,458
Dividends reinvested	1,943,976	57,114,016	2,457,723	62,843,991
Shares redeemed	(6,570,339)	(211,437,040)	(6,612,099)	(194,666,099)
Net decrease	(2,886,290)	$(98,309,581)	(2,391,473)	$(80,504,650)
Class Y:
Shares sold	4,082,027	$154,355,254	5,653,420	$188,554,665
Dividends reinvested	925,653	31,953,564	559,332	16,394,033
Shares redeemed	(3,383,026)	(131,885,832)	(1,606,568)	(54,184,400)
Net increase	1,624,654	$54,422,986	4,606,184	$150,764,298
Class Z-2:
Shares sold	3,153,670	$122,079,625	3,148,289	$105,212,378
Dividends reinvested	1,327,202	45,761,941	1,588,574	46,545,228
Shares redeemed	(5,147,635)	(190,636,417)	(5,093,874)	(169,706,959)
Net decrease	(666,763)	$(22,794,851)	(357,011)	$(17,949,353)

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Focus Equity Fund
Class A:
Shares sold	756,504	$33,006,385	673,709	$23,058,867
Shares converted from Class C	197	10,336	3,636	131,717
Dividends reinvested	28,146	1,090,390	56,428	1,713,609
Shares redeemed	(465,365)	(20,261,503)	(582,775)	(19,492,561)
Net increase	319,482	$13,845,608	150,998	$5,411,632
Class C:
Shares sold	333,777	$13,412,154	350,419	$11,129,342
Shares converted to Class A	(210)	(10,336)	(3,839)	(131,717)
Dividends reinvested	20,918	765,179	46,342	1,339,278
Shares redeemed	(209,117)	(8,245,048)	(151,966)	(4,992,895)
Net increase	145,368	$5,921,949	240,956	$7,344,008
Class I:
Shares sold	1,023,198	$42,760,856	1,342,556	$47,597,261
Dividends reinvested	37,422	1,457,601	53,123	1,621,831
Shares redeemed	(1,643,204)	(77,930,953)	(651,514)	(22,387,516)
Net increase (decrease)	(582,584)	$(33,712,496)	744,165	$26,831,576
Class Y:
Shares sold	916,312	$44,292,550	181,744	$6,490,851
Dividends reinvested	35,839	1,421,385	82,864	2,572,911
Shares redeemed	(424,315)	(18,968,811)	(121,376)	(4,323,579)
Net increase	527,836	$26,745,124	143,232	$4,740,183
Class Z:
Shares sold	8,107,523	$359,259,793	6,094,959	$208,653,055
Dividends reinvested	210,801	8,343,502	309,153	9,580,668
Shares redeemed	(3,175,558)	(143,485,416)	(2,182,950)	(77,098,438)
Net increase	5,142,766	$224,117,879	4,221,162	$141,135,285

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2020		OCTOBER 31, 2019
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Institutional Fund
Class I:
Shares sold	318,705	$10,667,833	521,161	$15,521,939
Dividends reinvested	194,914	5,771,390	192,548	4,898,432
Shares redeemed	(743,767)	(24,028,366)	(1,000,456)	(30,246,862)
Net decrease	(230,148)	$(7,589,143)	(286,747)	$(9,826,491)
Class R:
Shares sold	43,711	$1,263,197	54,224	$1,455,826
Dividends reinvested	23,447	621,356	26,126	603,527
Shares redeemed	(181,655)	(5,260,047)	(183,119)	(5,104,141)
Net decrease	(114,497)	$(3,375,494)	(102,769)	$(3,044,788)
Class Z-2:
Shares sold	140,999	$5,818,711	256,197	$7,448,065
Dividends reinvested	32,511	972,401	33,064	846,450
Shares redeemed	(144,060)	(4,668,744)	(265,644)	(8,261,749)
Net increase	29,450	$2,122,368	23,617	$32,766

Alger Small Cap Growth Institutional Fund
Class I:
Shares sold	4,210,802	$93,971,359	1,198,938	$25,470,284
Dividends reinvested	870,649	16,394,317	862,759	15,236,332
Shares redeemed	(3,635,194)	(82,214,311)	(3,483,263)	(74,512,679)
Net increase (decrease)	1,446,257	$28,151,365	(1,421,566)	$(33,806,063)
Class R:
Shares sold	95,511	$1,616,821	106,807	$1,853,149
Dividends reinvested	122,794	1,795,254	88,237	1,272,379
Shares redeemed	(216,466)	(3,631,533)	(184,942)	(3,179,981)
Net increase (decrease)	1,839	$(219,458)	10,102	$(54,453)
Class Z-2:
Shares sold	2,100,922	$50,447,038	454,127	$9,557,812
Dividends reinvested	437,592	8,322,998	330,775	5,894,407
Shares redeemed	(946,708)	(20,639,693)	(767,730)	(16,049,052)
Net increase (decrease)	1,591,806	$38,130,343	17,172	$(596,833)

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2020 and the year ended October 31, 2019 were as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2020	OCTOBER 31, 2019
Alger Capital Appreciation Institutional Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	338,417,093	358,709,014
Total distributions paid	$338,417,093	$358,709,014

Alger Focus Equity Fund
Distributions paid from:
Ordinary Income	$3,368,769	$2,307,715
Long-term capital gain	10,020,777	14,982,701
Total distributions paid	$13,389,546	$17,290,416

Alger Mid Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	$—	$4,357,732
Long-term capital gain	7,638,251	2,279,525
Total distributions paid	$7,638,251	$6,637,257

Alger Small Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	$393,437	$—
Long-term capital gain	26,479,588	23,176,926
Total distributions paid	$26,873,025	$23,176,926

As of October 31, 2020, the components of accumulated gains (losses) on a tax basis were as follows:

Alger Capital Appreciation Institutional Fund
Undistributed ordinary income	$—
Undistributed long-term gains	589,401,101
Net accumulated earnings	589,401,101
Capital loss carryforwards	—
Late year ordinary income losses	(14,966,007)
Net unrealized appreciation	1,532,973,150
Total accumulated earnings	$2,107,408,244

Alger Focus Equity Fund
Undistributed ordinary income	$18,354,417
Undistributed long-term gains	54,165,003
Net accumulated earnings	72,519,420
Capital loss carryforwards	—
Net unrealized appreciation	273,966,945
Total accumulated earnings	$346,486,365

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Institutional Fund
Undistributed ordinary income	$5,723,761
Undistributed long-term gains	8,887,450
Net accumulated earnings	14,611,211
Capital loss carryforwards	—
Net unrealized appreciation	27,215,031
Total accumulated earnings	$41,826,242

Alger Small Cap Growth Institutional Fund
Undistributed ordinary income	$—
Undistributed long-term gains	16,559,333
Net accumulated earnings	16,559,333
Capital loss carryforwards	—
Late year ordinary income losses	(1,304,174)
Net unrealized appreciation	114,540,893
Total accumulated earnings	$129,796,052

At October 31, 2020 the Funds, for federal income tax purposes, had no capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds on or after January 1, 2011 (Post Act) will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and the return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2020.

The Funds accrue tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

Alger Capital Appreciation Institutional Fund
Distributable earnings	$3,187,928
Paid-in Capital	$(3,187,928)

Alger Focus Equity Fund
Distributable earnings	$(465,526)
Paid-in Capital	$465,526

Alger Small Cap Growth Institutional Fund
Distributable earnings	$471
Paid-in Capital	$(471)

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of October 31, 2020 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation
Institutional Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$509,524,306	$487,853,052	$21,671,254	$—
Consumer Discretionary	831,224,217	797,231,668	26,430,065	7,562,484
Consumer Staples	24,571,744	24,571,744	—	—
Financials	107,033,262	107,033,262	—	—
Healthcare	302,954,234	302,954,234	—	—
Industrials	158,029,356	158,029,356	—	—
Information Technology	1,566,071,617	1,556,780,078	9,291,539	—
Materials	98,540,090	98,540,090	—	—
TOTAL COMMON STOCKS	$3,597,948,826	$3,532,993,484	$57,392,858	$7,562,484
REAL ESTATE INVESTMENT TRUST
Real Estate	38,623,418	38,623,418	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	3,075,000	—	—	3,075,000
TOTAL INVESTMENTS IN SECURITIES	$3,639,647,244	$3,571,616,902	$57,392,858	$10,637,484

Alger Focus Equity Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$151,459,686	$151,459,686	$—	$—
Consumer Discretionary	230,796,684	230,796,684	—	—
Consumer Staples	9,828,058	9,828,058	—	—
Financials	30,364,911	30,364,911	—	—
Healthcare	95,286,154	95,286,154	—	—
Industrials	37,571,104	37,571,104	—	—
Information Technology	468,893,687	468,893,687	—	—
Materials	32,947,045	32,947,045	—	—
TOTAL COMMON STOCKS	$1,057,147,329	$1,057,147,329	$—	$—
PREFERRED STOCKS
Healthcare	11,524	—	—	11,524
REAL ESTATE INVESTMENT TRUST
Real Estate	17,732,293	17,732,293	—	—
TOTAL INVESTMENTS IN SECURITIES	$1,074,891,146	$1,074,879,622	$—	$11,524

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Institutional
Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$6,543,581	$6,543,581	$—	$—
Consumer Discretionary	19,444,226	18,637,795	806,431	—
Consumer Staples	2,014,342	2,014,342	—	—
Financials	2,215,972	2,215,972	—	—
Healthcare	27,014,415	25,255,030	1,759,385	—
Industrials	13,565,806	13,565,806	—	—
Information Technology	31,708,821	31,271,565	437,256	—
Materials	778,839	778,839	—	—
Real Estate	704,072	704,072	—	—
TOTAL COMMON STOCKS	$103,990,074	$100,987,002	$3,003,072	$—
PREFERRED STOCKS
Healthcare	$24,901	$—	$—	$24,901
WARRANTS
Healthcare	2,636,246	—	2,636,246	—
RIGHTS
Healthcare	291,820	—	—	291,820
REAL ESTATE INVESTMENT TRUST
Real Estate	1,882,064	1,882,064	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	550,000	—	—	550,000
TOTAL INVESTMENTS IN SECURITIES	$109,375,105	$102,869,066	$5,639,318	$866,721

Alger Small Cap Growth
Institutional Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$6,425,109	$6,425,109	$—	$—
Consumer Discretionary	24,726,292	24,726,292	—	—
Consumer Staples	4,217,082	4,217,082	—	—
Energy	1,076,871	1,076,871	—	—
Financials	5,822,868	5,822,868	—	—
Healthcare	102,664,809	101,401,017	1,263,792	—
Industrials	8,201,368	8,201,368	—	—
Information Technology	71,825,130	71,825,130	—	—
Materials	3,411,593	3,411,593	—	—
TOTAL COMMON STOCKS	$228,371,122	$227,107,330	$1,263,792	$—
PREFERRED STOCKS
Healthcare	19,989	—	—	19,989
RIGHTS
Healthcare	364,706	—	—	364,706
REAL ESTATE INVESTMENT TRUST
Real Estate	5,539,244	5,539,244	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	1,275,000	—	—	1,275,000
TOTAL INVESTMENTS IN SECURITIES	$235,570,061	$232,646,574	$1,263,792	$1,659,695

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Institutional Fund	Common Stocks
Opening balance at November 1, 2019	$8,128,232
Transfers into Level 3	—
Transfers out of Level 3	(8,831,270)
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	989,620
Purchases and sales
Purchases/Conversion	7,275,902
Sales	—
Closing balance at October 31, 2020	7,562,484
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$808,675

Alger Capital Appreciation Institutional Fund	Preferred Stocks
Opening balance at November 1, 2019	$6,335,626
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	940,276
Purchases and sales
Purchases	—
Sales/Conversions	(7,275,902)
Closing balance at October 31, 2020	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$—

Special Purpose
Alger Capital Appreciation Institutional Fund	Vehicle
Opening balance at November 1, 2019	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	3,075,000
Sales	—
Closing balance at October 31, 2020	3,075,000
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$—

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Focus Equity Fund	Preferred Stocks
Opening balance at November 1, 2019	$81,434
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(69,910)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2020	11,524
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$(69,910)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Common Stocks
Opening balance at November 1, 2019	$71,450
Transfers into Level 3	—
Transfers out of Level 3	(415,485)
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	9,406
Purchases and sales
Purchases/Conversions	334,629
Sales	—
Closing balance at October 31, 2020	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$—

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2019	$467,351
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(107,821)
Purchases and sales
Purchases	—
Sales/Conversions	(334,629)
Closing balance at October 31, 2020	24,901
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$(151,069)

Alger Mid Cap Growth Institutional Fund	Rights
Opening balance at November 1, 2019	$1,366,057
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(1,074,237)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2020	291,820
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$(1,074,237)

Special Purpose
Alger Mid Cap Growth Institutional Fund	Vehicle
Opening balance at November 1, 2019	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	550,000
Sales	—
Closing balance at October 31, 2020	550,000
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$—

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2019	$141,259
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(121,270)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2020	19,989
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$(121,270)

Alger Small Cap Growth Institutional Fund	Rights
Opening balance at November 1, 2019	$1,707,246
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(1,342,540)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2020	364,706
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$(1,342,540)

Special Purpose
Alger Small Cap Growth Institutional Fund	Vehicle
Opening balance at November 1, 2019	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	1,275,000
Sales	—
Closing balance at October 31, 2020	1,275,000
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2020*	$—

* Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation/depreciation on investments in the accompanying statement of operations.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table provides quantitative information about each Fund’s Level 3 fair value measurements of the Funds’ investments as of October 31, 2020. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to the Funds’ fair value measurements.

	Fair Value	Valuation	Unobservable		Weighted Average
	October 31, 2020	Methodology	Input	Input/Range	Inputs
Alger Capital Appreciation Institutional Fund
Common Stocks	$7,562,484	Income Approach	Probability of Success	15.00%-50.00%	N/A
			Discount Rate	4.83%	N/A
Special Purpose Vehicle	3,075,000	Cost Approach	Priced at Cost	N/A	N/A

Alger Focus Equity Fund
Preferred Stocks	$11,524	Income Approach	Discount Rate	72.50%-77.50%	N/A

Alger Mid Cap Growth Institutional Fund
Preferred Stocks	$24,901	Income Approach	Discount Rate	72.50%-77.50%	N/A
Rights	291,820	Income Approach	Probability of Success	0.00%-60.00%	N/A
			Discount Rate	5.52%-6.16%	N/A
Special Purpose Vehicle	550,000	Cost Approach	Priced at Cost	N/A	N/A

Alger Small Cap Growth Institutional Fund
Preferred Stocks	$19,989	Income Approach	Discount Rate	72.50%-77.50%	N/A
Rights	364,706	Income Approach	Probability of Success	0.00%-60.00%	N/A
			Discount Rate	5.52%-6.16%	N/A
Special Purpose Vehicle	1,275,000	Cost Approach	Priced at Cost	N/A	N/A

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probabilities of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success result in lower fair value measurements.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of October 31, 2020, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign Cash and Cash Equivalents:
Alger Capital Appreciation Institutional Fund	$5,311,941	$—	$5,311,941	$—
Alger Focus Equity Fund	4,039,795	—	4,039,795	—
Alger Mid Cap Growth Institutional Fund	1,700,445	—	1,700,445	—
Alger Small Cap Growth Institutional Fund	29,851,214	—	29,851,214	—

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options — The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, the Funds may also buy and sell call and put options on equities and equity indexes. The Funds may also purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds may also purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds may also write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Funds’ options were exchange traded which utilize a clearinghouse that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

There were no derivative instruments held by the Funds throughout the year or as of October 31, 2020.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 10 — Principal Risks:

Alger Capital Appreciation Institutional Fund

Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumer’s disposable income, consumer preferences and social trends. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions.

Alger Focus Equity Fund

Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumer’s disposable income, consumer preferences and social trends. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Institutional Fund

Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Small Cap Growth Institutional Fund

Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign and Emerging Market securities involve special risks including currency risk and risks related to political, social, or economic conditions.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended October 31, 2020. Purchase and sale transactions, interest income and dividend income earned during the year were as follows:

						Net Increase
						(Decrease)
	Value at			Dividend/		in	Value at
	October 31,	Purchases/	Sales/	Interest	Realized	Unrealized	October 31,
Security	2019	Conversion	Conversion	Income	Gain (Loss)	App(Dep)	2020
Alger Capital Appreciation Institutional Fund
Special Purpose Vehicle
Crosslink Ventures Capital LLC	$—	$3,075,000	$—	$—	$—	$—	$3,075,000
Total	$—	$3,075,000	$—	$—	$—	$—	$3,075,000

						Net Increase
						(Decrease)
	Value at			Dividend/		in	Value at
	October 31,	Purchases/	Sales/	Interest	Realized	Unrealized	October 31,
Security	2019	Conversion	Conversion	Income	Gain (Loss)	App(Dep)	2020
Alger Focus Equity Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$81,434	$—	$—	$—	$—	$(69,910)	$11,524
Total	$81,434	$—	$—	$—	$—	$(69,910)	$11,524

						Net Increase
						(Decrease)
	Value at			Dividend/		in	Value at
	October 31,	Purchases/	Sales/	Interest	Realized	Unrealized	October 31,
Security	2019	Conversion	Conversion	Income	Gain (Loss)	App(Dep)	2020
Alger Mid Cap Growth Institutional Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$175,970	$—	$—	$—	$—	$(151,069)	$24,901
Special Purpose Vehicle
Crosslink Ventures Capital LLC	—	550,000	—	—	—	—	550,000
Total	$175,970	$550,000	$—	$—	$—	$(151,069)	$574,901

						Net Increase
						(Decrease)
	Value at			Dividend/		in	Value at
	October 31,	Purchases/	Sales/	Interest	Realized	Unrealized	October 31,
Security	2019	Conversion	Conversion	Income	Gain (Loss)	App(Dep)	2020
Alger Small Cap Growth Institutional Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$141,259	$—	$—	$—	$—	$(121,270)	$19,989
Special Purpose Vehicle
Crosslink Ventures Capital LLC	—	1,275,000	—	—	—	—	1,275,000
Total	$141,259	$1,275,000	$—	$—	$—	$(121,270)	$1,294,989

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2020, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of The Alger Institutional Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of The Alger Institutional Funds comprised of Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund (collectively, the “Funds”), including the schedules of investments, as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting The Alger Institutional Funds as of October 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

New York, New York

December 21, 2020

We have served as the auditor of one or more investment companies within the group of investment companies since 2009.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2020 and ending October 31, 2020 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2020” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
				Paid During	For the
		Beginning	Ending	the Six Months	Six Months
		Account	Account	Ended	Ended
		Value	Value	October 31,	October 31,
		May 1, 2020	October 31, 2020	2020(a)	2020(b)
Alger Capital Appreciation Institutional Fund
Class I	Actual	$1,000.00	$1,230.30	$6.34	1.13%
	Hypothetical(c)	1,000.00	1,019.46	5.74	1.13
Class R	Actual	1,000.00	1,227.70	8.85	1.58
	Hypothetical(c)	1,000.00	1,017.19	8.01	1.58
Class Y	Actual	1,000.00	1,232.70	4.21	0.75
	Hypothetical(c)	1,000.00	1,021.37	3.81	0.75
Class Z-2	Actual	1,000.00	1,232.20	4.60	0.82
	Hypothetical(c)	1,000.00	1,021.01	4.17	0.82

Alger Focus Equity Fund
Class A	Actual	$1,000.00	$1,185.70	$5.22	0.95%
	Hypothetical(c)	1,000.00	1,020.36	4.82	0.95
Class C	Actual	1,000.00	1,236.90	9.62	1.71
	Hypothetical(c)	1,000.00	1,016.54	8.67	1.71
Class I	Actual	1,000.00	1,251.70	5.04	0.89
	Hypothetical(c)	1,000.00	1,020.66	4.52	0.89
Class Y	Actual	1,000.00	1,253.50	3.57	0.63
	Hypothetical(c)	1,000.00	1,021.97	3.20	0.63
Class Z	Actual	1,000.00	1,253.50	3.57	0.63
	Hypothetical(c)	1,000.00	1,021.97	3.20	0.63

Alger Mid Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,380.20	$8.08	1.35%
	Hypothetical(c)	1,000.00	1,018.35	6.85	1.35
Class R	Actual	1,000.00	1,377.10	10.93	1.83
	Hypothetical(c)	1,000.00	1,015.94	9.27	1.83
Class Z-2	Actual	1,000.00	1,382.30	6.23	1.04
	Hypothetical(c)	1,000.00	1,019.91	5.28	1.04

Alger Small Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$1,285.30	$7.47	1.30%
	Hypothetical(c)	1,000.00	1,018.60	6.60	1.30
Class R	Actual	1,000.00	1,282.70	10.33	1.80
	Hypothetical(c)	1,000.00	1,016.09	9.12	1.80
Class Z-2	Actual	1,000.00	1,287.60	5.64	0.98
	Hypothetical(c)	1,000.00	1,020.21	4.98	0.98

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Tax information

Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund designate $338,417,093, $10,020,777, $7,638,251 and $26,479,588, respectively, as approximate amounts of capital gain dividend for the purpose of dividends paid deduction.

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2020, 100% and 55.77% of Alger Focus Equity Fund’s and Alger Small Cap Institutional Growth Fund’s dividends, respectively, qualified for the dividends deduction for corporations. For the year ended October 31, 2020, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, 100% of Alger Focus Equity Fund’s and 55.77% of Alger Small Cap Institutional Growth Fund’s dividends may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2020. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2021. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Trust

Information about the trustees and officers of the Trust is set forth below. In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger Funds, Alger Global Focus Fund and The Alger Funds II, each of which is a registered investment company managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

Additional information regarding the Trustees and Officers of the Trust is available in the Trust’s Statement of Additional Information.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Trusts	Other
			in the	Directorships
	Position(s)		Alger Fund	Held by
	Held with		Complex(3)	Trustee
	the Trust and		which are	During
Name (Year of Birth)	Length of	Principal Occupation(s)	Overseen	Past Five
and Address(1)	Time Served	During Past Five Years	by Trustee	Years
Interested Trustee(2):

Hilary M. Alger (1961)	Trustee since 2003	Fundraising Consultant since 2015, Schultz & Williams; Trustee since 2013, Pennsylvania Ballet; School Committee Member since 2017, Germantown Friends School.	27	Board of Directors, Alger Associates, Inc.; Trustee of Target Margin Theater
Non-Interested Trustees:

Charles F. Baird, Jr. (1953)	Trustee since 2000	Managing Director since 1997, North Castle Partners (private equity securities group).	27	None
Roger P. Cheever (1945)	Trustee since 2000	Associate Vice President for Principal Gifts since 2008, Harvard University.	27	Board of Directors, Alger SICAV Fund
Stephen E. O’Neil (1932)	Trustee since 1986	Retired.	27	None
David Rosenberg (1962)	Trustee since 2007	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	27	None
Nathan E. Saint-Amand M.D. (1938)	Trustee since 1986	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non- profit policy research) since 1988.	27	None

(1) The address of each Trustee is c/o Fred Alger Management, LLC, 360 Park Avenue South, New York, NY 10010.

(2) Ms. Alger is an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Funds by virtue of her ownership control of Alger Associates, Inc. (“Alger Associates”), which controls Alger Management and its affiliates.

(3) “Alger Fund Complex” refers to the Fund and the four other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the Boards of Trustees of the other four registered investment companies in the Alger Fund Complex.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth), Position		Officer
with Trust and Address(1)	Principal Occupations	Since
Officers(2):

Hal Liebes (1964) President	Executive Vice President, Chief Operating Officer (“COO”) and Secretary of Alger Management; COO and Secretary of Alger Associates, Inc. and Alger Alternative Holdings, LLC; Director of Alger SICAV, Alger International Holdings, and Alger Dynamic Return Offshore Fund; Vice President, COO, Member, and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; Manager and Secretary, Weatherbie Capital, LLC and Alger Apple Real Estate LLC; Manager, Alger Partners Investors I, LLC and Alger Partners Investors KEIGF; Secretary of Alger-Weatherbie Holdings, LLC and Alger Boulder I LLC; and Director and Secretary, The Foundation for Alger Families.	2005
Tina Payne (1974) Secretary, Chief Compliance Officer	Since 2017, Senior Vice President, General Counsel, and Chief Compliance Officer (“CCO”), Alger Management; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO, Alger Management, Ltd.; Assistant Secretary, Weatherbie Capital, LLC and Alger Alternative Holdings, LLC; and since 2019, Assistant Secretary, Alger-Weatherbie Holdings, LLC. Formerly, Senior Vice President and Associate General Counsel, Cohen & Steers Capital Management, from 2007 to 2017.	2017
Michael D. Martins (1965) Treasurer, AML Compliance Officer	Senior Vice President of Alger Management.	2005
Anthony S. Caputo (1955) Assistant Treasurer	Vice President of Alger Management.	2007
Sergio M. Pavone (1961) Assistant Treasurer	Vice President of Alger Management.	2007
Mia G. Pillinger (1989) Assistant Secretary	Associate Counsel of Alger Management.	2020
Rachel I. Winters (1987) Assistant Secretary	Paralegal and Compliance Officer of Alger Management.	2020

(1)	The address of each officer is c/o Fred Alger Management, LLC, 360 Park Avenue South, New York, NY 10010.

(2)	Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreements

At a meeting held on September 29, 2020 (Meeting), the Board of Trustees (Board) of The Alger Institutional Funds (Trust), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (Independent Trustees), reviewed and approved the continuance of the investment advisory agreement between Fred Alger Management, LLC (Fred Alger Management) and the Trust, on behalf of each Fund (the Management Agreement), for an additional one-year period. The Independent Trustees received advice from, and met separately with, their Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed request for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process, as well as information provided in response to a supplemental request list. The materials for the Meeting included a presentation and analysis of the Funds and the Manager’s services by FUSE Research Network LLC (FUSE), an independent consulting firm. In addition, prior to the Meeting, the chair of the Board conferred with Independent Trustee counsel about the contract renewal process. The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services the Manager provided and profits it realized; (iv) the extent to which economies of scale are realized as a Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors. As part of the Board’s review, the Board received and considered information on the impact of the COVID-19 pandemic on the Funds and the Funds’ performance and operations.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of the Management Agreement is in the best interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Funds. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for a Fund; the structure of investment professional compensation; oversight of third-party service providers; investment performance, fee information and related financial information for each Fund; fees and payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and the range of management fees charged by the Manager and its affiliates to other funds and accounts, including management’s explanation of differences among accounts where relevant.

The Board noted Fred Alger Management’s history and expertise in the “growth” style of investment management and management’s ongoing efforts to develop strategies and adjust portfolios to address the changing investment landscape. The Board also noted Fred Alger Management’s continuing efforts in connection with business continuity plans, including the effectiveness of those plans during the pandemic. The Board further noted Fred Alger Management’s engagement with key service providers regarding the COVID-19 pandemic. The Board noted the length of time the Manager had provided services as an investment adviser to each Fund and also noted FUSE’s analysis that certain of the Manager’s offerings should sustain growth and maintain interest in the Manager’s investment capabilities.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger family of funds. The Board noted the strong financial position of the Manager and its commitment to the mutual fund business as evidenced, in part, by a continued focus on offerings in focused strategies. The Board also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Funds’ affairs are provided separately under a Fund Administration Agreement and a Shareholder Administrative Services Agreement with Fred Alger Management.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods. The Board considered the performance returns for each Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (Peer Universe), and a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (Peer Group), each as selected by FUSE, as well as the Fund’s benchmark index. Class I shares (each Fund’s oldest share class) were used as the representative share class for each Fund’s performance results. It was noted that each class of a Fund would have substantially similar returns because the shares are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses. The Board received a description of the methodology FUSE used to select the mutual funds included in a Peer Universe and Peer Group. The Board noted that long-term performance could be impacted by even one period of significant outperformance or underperformance.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board also reviewed and considered Fund performance reports provided and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. As had been the practice at every quarterly meeting of Trustees throughout the year, representatives of the Manager discussed with the Trustees the recent and longer term performance of each Fund and the measures that the Manager was in the process of instituting, or had instituted, to seek to improve the performance of those Funds, if necessary. In expanding orally on the written materials they had provided to the Trustees, the FUSE representatives commented further on the performance of the Funds and discussed the enhancements FUSE has made to its reports.

A summary of each Fund’s performance results is below.

Alger Capital Appreciation Institutional Fund - The Peer Group for this Fund consisted of the Fund and 14 other large cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other large cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three- and 10-year periods outperformed the median of its Peer Group, and for the five-year period underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-, three- and 10-year periods was in the first quartile of its Peer Universe, and for the five-year period was in the second quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five- and 10-year periods. The Board concluded that the Fund’s performance was acceptable.

Alger Focus Equity Fund - The Peer Group for this Fund consisted of the Fund and 14 other large cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other large cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods outperformed the median of its Peer Group. The Board also noted that Fund’s annualized total return for the one-, three-, five- and 10-year periods was in the first quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the one-, three- and five-year periods and underperformed for the 10-year period. The Board concluded that the Fund’s performance was acceptable.

Alger Mid Cap Growth Institutional Fund - The Peer Group for this Fund consisted of the Fund and 12 other mid cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other mid cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three- and 10-year periods outperformed or was equal to the median of its Peer Group, and for the five-year period underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one- and three-year periods was in the first quartile of its Peer Universe, for five-year period was in the second quartile of its Peer Universe, and for the 10-year period was in the third quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five- and 10-year periods. The Board concluded that the Fund’s performance was acceptable.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Small Cap Growth Institutional Fund – The Peer Group for this Fund consisted of the Fund and 14 other small cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other small growth funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods outperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was in the first quartile of its Peer Universe. The Board further noted that the Fund had outperformed the Fund’s benchmark index for the one-, three-, five- and 10-year periods. The Board concluded that the Fund’s performance was acceptable.

Comparative Fees and Expenses

The Board considered the contractual management fee rate without the effect of fee waivers or expense reimbursements, if any (Management Rate), of each Fund in comparison to the median Management Rate of the Fund’s respective Peer Group. FUSE fee data was based upon information taken from each Peer Group fund’s most recent annual report, which reflects historical asset levels that may be different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board noted that the independent analysis conducted by FUSE was an appropriate measure of comparative fees and expenses. The FUSE Management Rate included administrative charges. The Board received a description of the methodology FUSE used to select the mutual funds included in a Peer Group. The Board discussed those factors that could contribute to each Fund’s total expense ratio or management fee being above the median of the Fund’s Peer Group, including, for example, considerations related to unique or specialty strategies and related costs to implement such strategies, the nature and quality of services provided by the Manager, and strategy capacity considerations.

Alger Capital Appreciation Institutional Fund. The Board noted that the Management Rate for the Alger Capital Appreciation Institutional Fund was above the median and in the fourth (most expensive) quartile of its Peer Group.

Alger Focus Equity Fund. The Board noted that the Management Rate for the Alger Focus Equity Fund was better than the median and in the first (least expensive) quartile of its Peer Group.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Mid Cap Growth Institutional Fund. The Board noted that the Management Rate for the Alger Mid Cap Growth Institutional Fund was better than the median and in the first (least expensive) quartile of its Peer Group.

Alger Small Cap Growth Institutional Fund. The Board noted that the Management Rate for the Alger Small Cap Growth Institutional Fund was better than the median and in the second quartile of its Peer Group.

The Board reviewed and considered information regarding each Fund’s total expense ratio and its various components, including, as applicable, management fees, operating expenses, and Rule 12b-1 fees. The Board considered the total net expense ratio of each Fund in comparison to the median expense ratio of the Fund’s respective Peer Group. The total net expense ratio, for comparative consistency, was shown for Class I shares of each Fund and for similarly structured share classes for funds in the Peer Group with multiple classes of shares

Alger Capital Appreciation Institutional Fund. The Board noted that the total net expense ratio for the Alger Capital Appreciation Institutional Fund was above the median and in the fourth (most expensive) quartile of its Peer Group. The Board noted that the Fund’s total net expense ratio for Class Y shares reflected a fee waiver from management. It was noted that Fred Alger Management considered the total net expense ratio of the Fund and concluded the fee arrangements for all share classes were appropriate, with the exception of Class Z-2 shares. The Board noted that Fred Alger Management had agreed to enter into an agreement to cap expenses for Class Z-2 shares of the Fund at 0.85% effective February 28, 2021.

Alger Focus Equity Fund. The Board noted that the total net expense ratio for the Alger Focus Equity Fund was better than the median and in the second quartile of its Peer Group. It was noted that Fred Alger Management considered the total net expense ratio of the Fund and concluded the fee arrangements for all share classes were appropriate, with the exception of Class I, Class Y, and Class Z shares. The Board considered, and subsequently approved, Fred Alger Management’s proposal to lower the expense cap for Class Y and Class Z shares of the Fund to 0.58% and 0.63% effective February 28, 2021, respectively, and remove the expense cap for Class I shares at the end of its current term, noting the rationale for such changes, and the impact to the Fund.

Alger Mid Cap Growth Institutional Fund. The Board noted that the total net expense ratio for the Alger Mid Cap Growth Institutional Fund was above the median and in the fourth (most expensive) quartile of its Peer Group. It was noted that Fred Alger Management considered the total net expense ratio of the Fund and concluded the fee arrangements for all share classes were appropriate, with the exception of Class Z-2 shares. The Board considered, and subsequently approved, Fred Alger Management’s proposal to lower the expense cap for Class Z-2 shares of the Fund to 0.99% effective February 28, 2021, noting the rationale for such change, and the impact to the Fund.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Small Cap Growth Institutional Fund. The Board noted that the total net expense ratio for the Alger Small Cap Growth Institutional Fund was above the median and in the third quartile of its Peer Group.

The Board concluded that the Management Rate charged to each Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by Fred Alger Management and its affiliates in connection with the operation of each Fund. In this respect, the Board considered overall profitability, as well as the profits, of Fred Alger Management and its affiliates, in providing investment management and other services to each Fund during the year ended June 30, 2020. The Board also reviewed the profitability methodology and the changes thereto, noting that management applies its methods consistently from year to year.

The Board noted that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining the Manager’s profitability. The Board also noted management’s expenditures related to additional regulatory and compliance requirements resulting from recent SEC and other regulatory developments.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board noted the existence of management fee breakpoints for Alger Capital Appreciation Institutional Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, which operate to share economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses. The Board concluded that for each Fund, to the extent economies of scale may be realized by Fred Alger Management and its affiliates, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows, including through the management fee breakpoints in place for applicable Funds.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?	Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

What we do

How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• Open an account or

• Make deposits or withdrawals from your account or

• Give us your contact information or

• Provide account information or

• Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your credit worthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Funds uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds file their complete schedules of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Trust’s Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of the Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month- end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER INSTITUTIONAL FUNDS

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, LLC

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, LLC

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AIFAR

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee. Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2020	$138,200
October 31, 2019	$138,200

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2020	$20,000
October 31, 2019	$20,000

d) All Other Fees:

October 31, 2020	$7,888
October 31, 2019	$7,888

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee. Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2020	$232,670, €72,885
October 31, 2019	$230,152, €75,612

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS.

a) A Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS.

(a)	(1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a)	(3) Not applicable

(a)	(4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By:	/s/Hal Liebes
Hal Liebes
President

Date: December 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes
Hal Liebes
President

Date: December 21, 2020

By:	/s/Michael D. Martins
Michael D. Martins
Treasurer

Date: December 21, 2020